UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04739

Virtus Total Return Fund Inc.

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 270-7788

Date of fiscal year end: November 30

Date of reporting period: November 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive all future shareholder reports in paper free of charge. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-866-270-7788 or, with respect to requesting electronic delivery, by visiting www.virtus.com. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured No Bank Guarantee May Lose Value	November 30, 2018

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

The Board of Directors (the “Board” or the ”Directors”) of Virtus Total Return Fund Inc. (the “Fund”) adopted a Managed Distribution Plan (the “Plan”) which provides for the Fund to make a quarterly distribution rate of $0.361 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof.

If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

To the extent that the Fund uses capital gains and/or return of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in Section 19(a) notices of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interest of the Fund and its shareholders.

Information on the Fund is available through the closed-end fund section on the web at www.Virtus.com. Section 19(a) notices are posted on the website at: https://www.virtus.com/our-products/closed-end-fund-details/ZF.

MESSAGE TO SHAREHOLDERS

Dear Virtus Total Return Fund Inc. Shareholder:

Enclosed is the annual report for the Virtus Total Return Fund Inc. (ZF) for the 12-month period ended November 30, 2018. This report contains commentary on how the fund’s equity and fixed income allocations performed during the period from the portfolio management teams at Duff & Phelps Investment Management and Newfleet Asset Management, respectively.

The report also includes commentary from the portfolio management team at Rampart Investment Management on the impact of the options overlay strategy on performance. In October, Rampart was appointed a subadviser to manage the options overlay strategy, and its Chief Investment Officer, Warun Kumar, who previously managed the strategy through Newfleet, was added as a portfolio manager.

During the period, the fund’s net asset value (NAV) decreased 10.24%, including $1.4440 in reinvested distributions, and its market price decreased 17.51%. By comparison, the fund’s composite benchmark, consisting of 60% FTSE Developed Core Infrastructure 50/50 Index (net) and 40% Bloomberg Barclays U.S. Aggregate Bond Index, decreased 1.75%, including reinvested dividends. Performance of the composite’s underlying indices over this period included a loss of 2.14% for the equity index and a loss of 1.34% for the fixed income index.

The fund’s underperformance relative to its benchmark was reflective of the dramatic shifts in financial markets during 2018 and the impact of the options overlay strategy, which reduced the fund’s NAV return by 7.09% (excluding fees) during the period. As discussed in the accompanying commentary, highly unusual, sharp market swings early in 2018, and again later in the year, proved unprofitable for a series of the fund’s short-dated options overlay trades. On balance, we continue to believe the options overlay strategy provides benefits to the fund over time when market volatility is more consistently in line with historical long-term levels.

On behalf of Virtus Investment Partners and our affiliated portfolio managers, I thank you for your investment. Should you have any questions or require support, the Virtus customer service team is ready to assist at 1-866-270-7788 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President, Chief Executive Officer, and Director

Virtus Total Return Fund Inc.

January 2019

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown above. Any market index referenced herein is unmanaged; its returns do not reflect any fees, expenses, or sales charges; and is not available for direct investment.

VIRTUS TOTAL RETURN FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

NOVEMBER 30, 2018

About The Fund:

Virtus Total Return Fund Inc. (NYSE: ZF) (the “Fund”) currently targets to be invested in a balance of approximately 60% equity and 40% fixed income securities. The Fund’s investment objective is capital appreciation, with current income as a secondary objective. There is no guarantee that the Fund will achieve its investment objective.

The use of leverage currently enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of November 30, 2018, the Fund’s leverage consisted of $84,250,000 of borrowings made pursuant to a line of credit, which represented about 27% of the Fund’s total assets.

Manager Comments – Duff & Phelps Investment Management Co. (DPIM)

The equity portion of the Fund is invested globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries (also referred to as “essential services”). DPIM manages the equity portion of the Fund’s portfolio, utilizing its global infrastructure strategy that leverages the company’s in-depth fundamental research expertise in income-producing securities. The following commentary is provided by the portfolio management team at DPIM and covers the Fund’s equity portfolio for the fiscal year ended November 30, 2018.

How did global equity markets perform during the Fund’s fiscal year ended November 30, 2018?

The fiscal year ended November 30, 2018 was a tale of two halves. Global markets (as measured by the MSCI World Index, net) showed strength in the first half of the fiscal year on the back of a U.S. rally driven by tax reform and robust economic growth. However, in the second half, previously ignored headwinds caught investors’ attention. This weighed on global markets, resulting in an essentially flat return for the 12-month period. Some concerns had been present for most of the year, including trade wars, Italian politics, and rising U.S. interest rates. During the calendar third quarter, the focus turned to the potential peak in the U.S. earnings cycle and stalled growth in the European Union. Finally, negotiations with respect to whether a Brexit deal would be approved before the March 29, 2019 deadline created anxiety for investors.

This environment led to mixed results for the global listed infrastructure universe. For the fiscal year, global listed infrastructure stocks (as measured by the FTSE Developed Core Infrastructure 50/50 Index, net) ended down modestly, underperforming the broader global market. The communications and utilities sectors posted gains for the year, while returns for the transportation and energy infrastructure sectors were negative. Communications led the way, with the tower companies performing well. Utilities ended in positive territory, with significant outperformance in the second half of the fiscal year as the broader market reacted to global macroeconomic events. Coming off strong performance in the prior year, the transportation sector was the worst performing sector this year, with the strength in North American railroads offset by weakness in certain airports and toll roads. It was another volatile year for the energy sector, which ultimately posted negative returns.

What factors affected the performance of the Fund’s equity portfolio during its fiscal year?

The equity portion of the Fund underperformed developed equity markets (as measured by the MSCI World Index, net) but outpaced its benchmark for the fiscal year ended November 30,

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9.

VIRTUS TOTAL RETURN FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

NOVEMBER 30, 2018

2018. For the period, the Fund’s equity portfolio returned -1.18% (excluding fees), while the benchmark FTSE Developed Core Infrastructure 50/50 Index (net) returned -2.14%.

Sector allocation had a negative impact on portfolio performance relative to the benchmark. Overweight positions in energy infrastructure and transportation were a contributing factor, as returns in both sectors lagged the benchmark return. An underweight to utilities also hurt allocation due to the sector’s outperformance relative to the benchmark. The positive returns in communications relative to the benchmark contributed to sector allocation.

Security selection in the Fund’s equity portfolio was positive across all sectors except transportation during the fiscal year. Strong performance within the energy infrastructure sector by Cheniere Energy and Targa Resources, two out-of-benchmark holdings, was a key driver. Utility stock selection benefited from a large position in NextEra Energy, one of the best performing U.S. utilities, and from not owning the California utilities impacted by the most recent wildfires, PG&E Corp. and Edison International. Ownership of European utilities ENEL in Italy and Engie in France was not helpful, partially detracting from positive stock selection. Within the communications sector, stock selection among tower companies, both in the U.S. and Europe, contributed. Detracting from performance was SES, one of the satellite companies not owned in the portfolio, which posted positive returns on the possibility of realizing value in its U.S. spectrum holdings. Transportation selection was modestly negative for the year, primarily as a result of an overweight position in Atlantia, the Italian toll road operator at the time of the Genoa bridge collapse in August. The overweight holdings in two U.S. railroads, CSX Corp. and Norfolk Southern, were a positive offset.

Drilling down to the security level, CSX was the top contributor to relative performance. U.S. railroads in general benefited from tax reform and volume growth during the fiscal year. CSX also performed well due to the implementation of precision railroading, which resulted in margin improvement. Cheniere Energy was once again a top relative outperformer and remained our largest overweight in the energy infrastructure sector. Cheniere continued to benefit from strong global demand for liquefied natural gas (LNG). While the trade war with China created some anxiety, Cheniere continued to lock in new long-term contracts.

The two largest detractors from relative performance in the Fund’s equity portfolio were Atlantia and ENEL, both Italy-based companies. As mentioned above, Atlantia was primarily impacted by the bridge collapse, but also underperformed earlier in the year due to the political uncertainty in Italy. Due to the numerous unknowns associated with the bridge collapse and the potential ramifications for Atlantia, we reduced the holding during the third fiscal quarter to a relative underweight in the portfolio. ENEL, a utility company not in the benchmark, is diversified outside of Italy. Over the long run, we believe it should be able to weather the impact of Italian politics.

Manager Comments – Newfleet Asset Management, LLC (Newfleet)

The Fund’s fixed income allocation seeks to generate high current income and total return, capitalizing on opportunities across undervalued sectors of the bond market. Newfleet manages the fixed income portion of the Fund’s portfolio, leveraging the knowledge and skills of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management for portfolio construction, avoiding interest rate bets and remaining duration neutral. The following commentary is provided by the portfolio management team at Newfleet and covers the Fund’s fixed income portfolio for the fiscal year ended November 30, 2018.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9.

VIRTUS TOTAL RETURN FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

NOVEMBER 30, 2018

How did the fixed income markets perform during the Fund’s fiscal year ended November 30, 2018?

Performance of spread sectors was mixed during the fiscal year, with shorter duration sectors, led by corporate high yield and high yield bank loans, outperforming their longer duration counterparts. Within spread sectors, assets with longer duration underperformed on a total return basis, as yields rose and bond prices fell. Non-U.S. dollar-denominated securities and emerging markets high yield were the largest underperformers during the period.

The 12-month period presented multiple challenges, including several bouts of elevated volatility. Market participants continued to wrestle with periods of instability caused by geopolitical developments, trade rhetoric, mixed global economic signals, and the evolution of the various quantitative easing (QE) programs that began after the now decade-old financial crisis. During the period, oil prices continued their ascent, driven higher by the outlook for supply/demand dynamics, until peaking in early October. They then quickly declined, ending the period at a one-year low that reflected the risk-averse tone of the market, as well as increasing concerns related to global growth. U.S. economic data stayed on a positive trend, which contrasted with other global economies.

As anticipated, the Federal Reserve (the Fed) raised its target rate 0.25% on four separate occasions during the 12 months to a range of 2.00% to 2.25%.

Over the last 12 months, yields increased overall, but more so for shorter maturity bonds than for longer term securities.

What factors affected the performance of the Fund’s fixed income portfolio during its fiscal year?

For the fiscal year ended November 30, 2018, the Fund’s fixed income portfolio returned -1.91% (excluding fees), while the benchmark Bloomberg Barclays U.S. Aggregate Bond Index returned -1.34%.

Among fixed income sectors, the portfolio’s allocations to bank loans, corporate high yield, and asset-backed securities were the largest positive contributors to performance for the fiscal year.

During the fiscal year, the portfolio’s allocations to emerging markets high yield, yankee high quality, and non-U.S dollar-denominated securities were the largest detractors from performance.

Manager Comments – Rampart Investment Management Company, LLC (Rampart)

On October 15, 2018, Rampart was appointed as a subadviser to manage the Fund’s existing options overlay strategy, and its Chief Investment Officer, Warun Kumar, who previously managed the Fund’s options overlay strategy through Newfleet, was added as a portfolio manager. The options overlay strategy seeks to generate additional income through the purchase and sale of paired out-of-the-money puts and calls. The following commentary is provided by the respective portfolio management teams at Rampart and it covers the fiscal year ended November 30, 2018.

How did the options overlay strategy perform for the Fund during the fiscal year ended November 30, 2018?

The options overlay strategy experienced its most challenging environment since inception, losing 7.09% (excluding fees) over the period. This represented an abrupt turnaround from prior years, in which the options overlay strategy proved to be a reliable source of income for the Fund. The negative performance was driven by a discontinuous series of significant market moves, which likely represented a shift in both the risk appetite, and the risk expectations, of U.S. large cap equity investors.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9.

VIRTUS TOTAL RETURN FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

NOVEMBER 30, 2018

The cracks in the market started to show early in 2018. The first sign that something was awry was the feverish January rally. It was the strongest January in nearly two decades, and the magnitude of the upward move was completely out of character with the methodical, upward grind that that had been typical of the bull market over the prior year.

This relentless upward pressure was followed by a brutal drawdown at the beginning of February 2018. Over the course of only nine trading sessions, the S&P 500® Index declined more than 10%. In the context of the prevailing volatility environment (both realized volatility and implied volatility), this reversal was a “tail event” of a magnitude with almost no precedent.

The market experienced two more gap events, in late March and in early October. Each occurred as the market had been lulled into a sense of complacency. Anecdotally, we observed a hesitancy among market participants to embrace a new risk environment, and an expectation that the historically low volatility of 2017 had become the new normal for U.S. large cap stocks, albeit with occasional outlier events to keep traders on their toes.

As the year came to a close, though, it became clear that the market was in a higher risk state. Daily moves in excess of 1% – nearly unheard of in 2017 – had become normal and expected. The expectation of risk is an important component of success for the options overlay strategy. When investors’ and traders’ risk expectations are properly calibrated, the strategy tends to run smoothly. When expectations are misaligned with the market realities, as was the case during certain periods in 2018, the strategy has struggled and, in the future, may continue to struggle.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investments. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Options Overlay: The options overlay strategy may not be successful in achieving its objective of increasing distributable income while limiting the risk of loss and, in periods of significant moves in the S&P 500® Index, has resulted and, in the future, may result in losses for investors.

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9.

VIRTUS TOTAL RETURN FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

NOVEMBER 30, 2018

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

Leveraged Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Market Price/NAV: At the time of purchase and/or sale, an investor’s shares may have a market price that is above or below the Fund’s NAV, which may increase the investor’s risk of loss.

Fundamental Risk of Investing: There can be no assurance that the Fund will achieve its investment objectives. An investment in the shares of the Fund is subject to the risk of loss of principal; shares may decrease in value.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9.

VIRTUS TOTAL RETURN FUND INC.

PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited)

NOVEMBER 30, 2018

The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments net of written options at November 30, 2018.

Asset Allocations

Common Stocks		62%
Utilities	28%
Industrials	16
Energy	11
All Other Common Stock	7
Corporate Bonds and Notes		16
Financials	4
Energy	3
Consumer Discretionary	2
All other Corporate Bonds and Notes	7
Leveraged Loans		7
Mortgage-Backed Securities		6
Foreign Government Securities		3
Asset-Backed Securities		2
U.S. Government Securities		2
Other (includes short-term investments and written options)		2

Total		100%

Country Weightings

United States	67%
Canada	8
Australia	6
Spain	4
France	2
Italy	2
United Kingdom	1
Other	10

Total	100%

VIRTUS TOTAL RETURN FUND INC.

KEY INVESTMENT TERMS (Unaudited)

NOVEMBER 30, 2018

American Depositary Receipt (“ADR”)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Composite Index for Virtus Total Return Fund Inc.

A composite index which consists of 60% FTSE Developed Core Infrastructure 50/50 Index (net) and 40% Bloomberg Barclays U.S. Aggregate Bond Index. Performance of the composite prior to 3/1/2017 represents an allocation of 60% MSCI World Infrastructure Sector Capped Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Exchange-Traded Funds (“ETFs”)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central bank of the U.S., responsible for controlling money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches, and all national and state banks that are part of the system.

FTSE Developed Core Infrastructure 50/50 Index (net)

The FTSE Developed Core Infrastructure 50/50 Index (net) is a free float-adjusted market capitalization-weighted index that gives participants an industry-defined interpretation of infrastructure and adjust the exposure to certain infrastructure sub-sectors. The constituent weights for the index are 50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites, and telecommunication towers. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

London Interbank Offered Rate (“LIBOR”)

A benchmark rate that some of the world’s leading banks charge each other for short term loans and that serves as the first step to calculating interest rates on various loans throughout the world.

MSCI World Index (net)

The MSCI World Index (net) is a free float-adjusted market capitalization-weighted index that measures developed global market equity performance. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

VIRTUS TOTAL RETURN FUND INC.

KEY INVESTMENT TERMS (Unaudited) (Continued)

NOVEMBER 30, 2018

Payment-in-Kind (“PIK”)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Quantitative Easing (“QE”)

A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE		VALUE
U.S. GOVERNMENT SECURITIES—3.0%
U.S. Treasury Note 1.875%, 2/28/22	$1,880		$1,824
2.375%, 1/31/23	3,400		3,338
2.000%, 2/15/25(14)	1,800		1,707
TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $6,839)			6,869
FOREIGN GOVERNMENT SECURITIES—4.1%
Argentine Republic 6.875%, 1/26/27	355		286
Series NY, 8.280%, 12/31/33	325		275
Bolivarian Republic of Venezuela
RegS, 8.250%, 10/13/24(4)(6)	610		144
RegS, 7.650%, 4/21/25(4)(6)	830		194
9.375%, 1/13/34(6)	225		62
Dominican Republic 144A 6.000%, 7/19/28(3)	455		445
Federal Republic of Nigeria 144A 6.500%, 11/28/27(3)	310		270
Federative Republic of Brazil 12.500%, 1/5/22	970	BRL	277
Notas do Tesouro Nacional Series F, 10.000%, 1/1/25	450	BRL	124
Kingdom of Jordan 144A 5.750%, 1/31/27(3)	265		243
Kingdom of Morocco 144A 5.500%, 12/11/42(3)(14)	600		597
Provincia de Buenos Aires 144A 7.875%, 6/15/27(3)	275		212
Republic of Angola 144A 9.375%, 5/8/48(3)	200		194
Republic of Chile 5.500%, 8/5/20	240,500	CLP	368
Republic of Colombia 4.375%, 3/21/23	1,106,000	COP	327
Republic of Costa Rica 144A 7.000%, 4/4/44(3)	440		382

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
Republic of Cote d’Ivoire 144A 6.375%, 3/3/28(3)	$315		$283
Republic of Ecuador 144A 8.875%, 10/23/27(3)	200		178
Republic of Indonesia 144A 8.500%, 10/12/35(3)	495		651
Republic of Philippines 9.500%, 2/2/30	420		608
Republic of South Africa
Series 2023, 7.750%, 2/28/23	4,500	ZAR	319
5.650%, 9/27/47	390		334
Republic of Turkey 4.875%, 10/9/26	300		253
6.000%, 3/25/27	380		341
Russian Federation Series 6216 6.700%, 5/15/19	29,440	RUB	438
Sultanate of Oman 144A 5.375%, 3/8/27(3)(14)	625		575
Ukraine 144A, 7.750%, 9/1/23(3)	195		177
144A, 7.750%, 9/1/26(3)	465		400
United Mexican States
Series M, 6.500%, 6/9/22	5,044	MXN	231
4.150%, 3/28/27	265		253
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $11,172)			9,441
MORTGAGE-BACKED SECURITIES—7.8%
Agency—0.4%
Federal National Mortgage Association
Pool #MA3088, 4.000%, 8/1/47	474		477
Pool #MA3121, 4.000%, 9/1/47	518		522

			999

Non-Agency—7.4%
Agate Bay Mortgage Trust 2016-3, A5 144A 3.500%, 8/25/46(2)(3)	255		251

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

MORTGAGE-BACKED SECURITIES (continued)

Non-Agency (continued)
Ajax Mortgage Loan Trust 2018-C, A 144A 4.360%, 9/25/65(2)(3)	$385	$385
American Homes 4 Rent Trust 2014-SFR2, C 144A, 4.705%, 10/17/36(3)	390	401
2015-SFR2, C 144A, 4.691%, 10/17/45(3)	340	350
2015-SFR1, A 144A, 3.467%, 4/17/52(3)	168	165
Ameriquest Mortgage Securities, Inc. Pass-Through Certificates, 2003-AR3, M4, (5.850% minus 1 month LIBOR) 3.378%, 6/25/33(2)	107	106
AMSR Trust 2016-SFR1, C 144A, (1 month LIBOR + 2.250%) 4.553%, 11/17/33(2)(3)	245	245
2016-SFR1, D 144A, (1 month LIBOR + 2.400%) 4.703%, 11/17/33(2)(3)	385	386
Angel Oak Mortgage Trust I LLC 2018-2, A1 144A 3.674%, 7/27/48(2)(3)	120	120
Aventura Mall Trust 2013-AVM, C 144A 3.867%, 12/5/32(2)(3)	215	217
Banc of America Funding Trust 2004-D, 5A1, 3.655%, 1/25/35(2)	73	73
2005-1, 1A1, 5.500%, 2/25/35	10	10
Bank of America (Merrill Lynch – Countrywide) Alternative Loan Trust 2004-22CB, 1A1 6.000%, 10/25/34	94	97

	PAR VALUE	VALUE

Non-Agency (continued)
Bayview Opportunity Master Fund IVa Trust 2016-SPL1, B1 144A, 4.250%, 4/28/55(3)	$400	$404
2017-SPL5, B1 144A, 4.000%, 6/28/57(2)(3)	310	312
Caesars Palace Las Vegas Trust 2017-VICI, C 144A 4.138%, 10/15/34(3)	245	245
Citigroup Mortgage Loan Trust, Inc. 2015-A, A1 144A 3.500%, 6/25/58(2)(3)	65	65
Cold Storage Trust 2017-ICE3, A 144A , (1 month LIBOR + 1.000%) 3.307%, 4/15/36(2)(3)	665	664
Colony Starwood Homes Trust 2016-2A, C 144A , (1 month LIBOR + 2.150%) 4.457%, 12/17/33(2)(3)	429	430
COLT Mortgage Loan Trust Funding LLC 2017-1, A3 144A 3.074%, 5/27/47(2)(3)	38	38
Credit Suisse First Boston Mortgage Securities Corp. 2003-AR30, 5A1 4.334%, 1/25/34(2)	108	110
Deephaven Residential Mortgage Trust 2017-1A, A2 144A 2.928%, 12/26/46(2)(3)	33	32
Ellington Financial Mortgage Trust 2018-1, A1FX 144A 4.140%, 10/25/58(2)(3)	173	173
GAHR Commercial Mortgage Trust 2015-NRF, CFX 144A 3.495%, 12/15/34(2)(3)	140	139
Galton Funding Mortgage Trust 2017-1, A21 144A, 3.500%, 7/25/56(2)(3)	171	168

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
2018-1, A23 144A, 3.500%, 11/25/57(2)(3)	$217	$212
2018-2, A41 144A, 4.500%, 10/25/58(2)(3)	169	170
GSAA Home Equity Trust 2005-12, AF3W 4.999%, 9/25/35(2)	32	32
Homeward Opportunities Fund I Trust 2018-1, A1 144A 3.766%, 6/25/48(2)(3)	350	349
JPMorgan Chase (Bear Stearns) Alternate Loan Trust 2004-5, 3A1 4.424%, 6/25/34(2)	253	256
JPMorgan Chase Mortgage Trust 2014-5, B2 144A, 2.985%, 10/25/29(2)(3)	133	125
2016-1, M2 144A, 3.750%, 4/25/45(2)(3)	303	298
2016-2, M2 144A, 3.750%, 12/25/45(2)(3)	328	323
2017-3, 2A2 144A, 2.500%, 8/25/47(2)(3)	184	175
2017-5, A1 144A, 3.173%, 10/26/48(2)(3)	430	424
2017-4, A3 144A, 3.500%, 11/25/48(2)(3)	86	83
2018-8, A3 144A, 4.000%, 1/25/49(2)(3)	319	316
MASTR Alternative Loan Trust 2004-4, 6A1 5.500%, 4/25/34	55	56
Motel 6 Trust 2017-MTL6, A 144A , (1 month LIBOR + 0.920%) 3.227%, 8/15/34(2)(3)	653	652
New Residential Mortgage Loan Trust 2018-4A, A1S 144A, (1 month LIBOR + 0.750%) 3.031%, 1/25/48(2)(3)	457	456

	PAR VALUE	VALUE
Non-Agency (continued)
2014-1A, A 144A, 3.750%, 1/25/54(2)(3)	$112	$112
2016-3A, A1 144A, 3.750%, 9/25/56(2)(3)	153	152
2016-4A, B1A 144A, 4.500%, 11/25/56(2)(3)	591	602
2017-2A, A3 144A, 4.000%, 3/25/57(2)(3)	162	162
Oak Hill Advisors Residential Loan Trust 2017-NPL2, A1 144A 3.000%, 7/25/57(3)	350	343
OBX Trust 2018-EXP2, 1A1 144A 4.000%, 11/25/48(2)(3)	290	290
One Market Plaza Trust 2017-1MKT, A 144A 3.614%, 2/10/32(3)	355	352
Pretium Mortgage Credit Partners I LLC 2017-NPL5, A1 144A 3.327%, 12/30/32(2)(3)	83	82
Progress Residential Trust 2017-SFR1, B 144A, 3.017%, 8/17/34(3)	150	145
2018-SFR2, B 144A, 3.841%, 8/17/35(3)	575	571
RCO Mortgage LLC 2017-1, A1 144A 3.375%, 8/25/22(3)	238	236
Residential Asset Securitization Trust 2005-A1, A3 5.500%, 4/25/35	105	108
Towd Point Mortgage Trust 2015-1, A2 144A, 3.250%, 10/25/53(2)(3)	220	217
2015-6, M1 144A, 3.750%, 4/25/55(2)(3)	300	296
2015-5, A2 144A, 3.500%, 5/25/55(2)(3)	160	158
2017-1, M1 144A, 3.750%, 10/25/56(2)(3)	185	179
2017-6, A2 144A, 3.000%, 10/25/57(2)(3)	150	140

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
2018-4, A1 144A, 3.000%, 6/25/58(2)(3)	$338	$326
2015-2, 1M1 144A, 3.250%, 11/25/60(2)(3)	1,065	1,022
Tricon American Homes Trust 2016-SFR1, C 144A, 3.487%, 11/17/33(3)	635	623
2017-SFR1, A 144A, 2.716%, 9/17/34(3)	105	101
Vericrest Opportunity Loan Trust LX LLC 2017-NPL7, A1 144A 3.250%, 6/25/47(3)	121	120
Vericrest Opportunity Loan Trust LXIV LLC 2017-NP11, A1 144A 3.375%, 10/25/47(3)	537	533
Vericrest Opportunity Loan Trust LXXI LLC 2018-NPL7, A1A 144A 3.967%, 9/25/48(3)	191	191
Wells Fargo Commercial Mortgage Trust 2015-LC20, B 3.719%, 4/15/50	185	180

		16,754
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $18,026)		17,753
ASSET-BACKED SECURITIES—3.1%
Automobiles—1.5%
ACC Trust 2018-1, B 144A 4.820%, 5/20/21(3)	255	255
Capital Auto Receivables Asset Trust 2017-1, D 144A 3.150%, 2/20/25(3)	380	376
CarNow Auto Receivables Trust 2016-1A, D 144A 7.340%, 11/15/21(3)	175	177
Exeter Automobile Receivables Trust 2015-2A, C 144A, 3.900%, 3/15/21(3)	167	167

	PAR VALUE	VALUE
Automobiles (continued)
2016-3A, B 144A, 2.840%, 8/16/21(3)	$440	$440
2018-4A, D 144A, 4.350%, 9/16/24(3)	355	356
Flagship Credit Auto Trust 2015-1, D 144A 5.260%, 7/15/21(3)	415	420
GLS Auto Receivables Trust 2017-1A, B 144A, 2.980%, 12/15/21(3)	455	453
2017-1A, C 144A, 3.500%, 7/15/22(3)	455	451
Veros Automobile Receivables Trust 2018-1. B 144A 4.050%, 2/15/24(3)	295	295

		3,390

Other—1.6%
Aqua Finance Trust 2017-A, A 144A 3.720%, 11/15/35(3)	337	330
Arbys Funding LLC 2015-1A, A2 144A 4.969%, 10/30/45(3)	373	376
Conn’s Receivables Funding LLC 2017-B, B 144A 4.520%, 4/15/21(3)	380	381
DB Master Finance LLC 2017-1A, A2I 144A 3.629%, 11/20/47(3)	376	366
Drug Royalty III LP 1 2016-1A, A 144A 3.979%, 4/15/27(3)	220	220
HOA Funding LLC 2014-1A, A2 144A 4.846%, 8/20/44(3)	412	407
Lendmark Funding Trust 2018-2A, A 144A 4.230%, 4/20/27(3)	345	347
Oportun Funding VIII LLC 2018-A, A 144A 3.610%, 3/8/24(3)	315	310
Prosper Marketplace Issuance Trust 2018-1A, A 144A 3.110%, 6/17/24(3)	164	164

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE		VALUE
ASSET-BACKED SECURITIES (continued)
Automobiles (continued)
TGIF Funding LLC 2017-1A, A2 144A 6.202%, 4/30/47(3)	$340		$339
Upstart Securitization Trust 2018-1, B 144A 3.887%, 8/20/25(3)	260		259
VSE VOI Mortgage LLC 2016-A, A 144A 2.540%, 7/20/33(3)	211		206

			3,705
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $7,119)			7,095
CORPORATE BONDS AND NOTES—22.0%
Communication Services—2.1%
Altice Luxembourg S.A. 144A 7.625%, 2/15/25(3)	200		162
America Movil SAB de C.V. 6.450%, 12/5/22	2,000	MXN	87
AT&T, Inc.
(3 month LIBOR + 1.180%) 3.514%, 6/12/24(2)	255		251
5.250%, 3/1/37	50		48
4.800%, 6/15/44(14)	185		162
Charter Communications Operating LLC 4.500%, 2/1/24	195		194
4.908%, 7/23/25(14)	385		383
Cincinnati Bell, Inc. 144A 7.000%, 7/15/24(3)	345		303
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	440		439
Comcast Corp. 3.950%, 10/15/25	171		170
4.150%, 10/15/28	83		82
CSC Holdings LLC 144A 7.500%, 4/1/28(3)	255		263
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	300		199
Discovery Communications LLC 3.950%, 3/20/28	365		339

	PAR VALUE	VALUE
Communication Services (continued)
DISH DBS Corp. 5.875%, 7/15/22	$195	$186
7.750%, 7/1/26	190	169
Frontier Communications Corp. 8.500%, 4/15/20	115	110
7.625%, 4/15/24	365	210
144A, 8.500%, 4/1/26(3)	100	91
iHeartCommunications, Inc. 9.000%, 12/15/19(6)	115	82
McGraw-Hill Global Education Holdings LLC 144A 7.875%, 5/15/24(3)	260	213
Meredith Corp. 144A 6.875%, 2/1/26(3)	185	189
Sprint Spectrum Co. LLC 144A 5.152%, 3/20/28(3)(14)	385	382

		4,714

Consumer Discretionary—2.5%
Beazer Homes USA, Inc. 6.750%, 3/15/25	210	185
5.875%, 10/15/27	155	127
Boyd Gaming Corp. 6.000%, 8/15/26	75	73
Bunge Ltd. Finance Corp. 4.350%, 3/15/24	325	321
Caesars Resort Collection LLC 144A 5.250%, 10/15/25(3)	175	161
Dollar Tree, Inc. 4.000%, 5/15/25	185	175
Downstream Development Authority of The Quapaw Tribe of Oklahoma 144A 10.500%, 2/15/23(3)	110	111
Eldorado Resorts, Inc. 144A 6.000%, 9/15/26(3)	95	92
Frontdoor, Inc. 144A 6.750%, 8/15/26(3)	225	217
Gateway Casinos & Entertainment Ltd. 144A 8.250%, 3/1/24(3)	265	276

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Consumer Discretionary (continued)
GLP Capital LP 5.250%, 6/1/25	$225	$224
Graham Holdings Co. 144A 5.750%, 6/1/26(3)	340	344
Hilton Domestic Operating Co., Inc. 144A 5.125%, 5/1/26(3)	275	269
Lear Corp. 3.800%, 9/15/27	400	360
Lennar Corp. 4.750%, 11/29/27	275	253
M/I Homes, Inc. 5.625%, 8/1/25	255	235
MGM Resorts International 5.750%, 6/15/25	310	305
Neiman Marcus Group Ltd. 144A 8.000%, 10/15/21(3)	270	131
Scientific Games International, Inc. 6.625%, 5/15/21	320	309
Tenneco, Inc. 5.000%, 7/15/26	340	274
Viking Cruises Ltd. 144A 5.875%, 9/15/27(3)	315	296
Vista Outdoor, Inc. 5.875%, 10/1/23	315	298
Weekley Homes LLC 6.625%, 8/15/25	325	301
William Lyon Homes, Inc. 6.000%, 9/1/23	345	316

		5,653

Consumer Staples—0.6%
Albertsons’s Cos., LLC 5.750%, 3/15/25	85	76
Bacardi Ltd. 144A 4.700%, 5/15/28(3)	310	299
BAT Capital Corp. 3.557%, 8/15/27	178	159
CVS Health Corp. 4.300%, 3/25/28	370	360
Kronos Acquisition Holdings, Inc. 144A 9.000%, 8/15/23(3)	285	245

	PAR VALUE	VALUE
Consumer Staples (continued)
Sigma Finance Netherlands BV 144A 4.875%, 3/27/28(3)	$295	$274

		1,413

Energy—4.1%
Alta Mesa Holdings LP 7.875%, 12/15/24	135	96
Blue Racer Midstream LLC 144A 6.625%, 7/15/26(3)	335	330
Bristow Group, Inc. 144A 8.750%, 3/1/23(3)	115	96
Callon Petroleum Co. 6.125%, 10/1/24	278	268
Cheniere Corpus Christi Holdings LLC 7.000%, 6/30/24	360	388
Cheniere Energy Partners LP 144A 5.625%, 10/1/26(3)	160	156
Chesapeake Energy Corp. 8.000%, 6/15/27	320	304
Citgo Holding, Inc. 144A 10.750%, 2/15/20(3)	235	243
Continental Resources, Inc. 4.500%, 4/15/23	185	181
Denbury Resources, Inc. 144A, 9.250%, 3/31/22(3)	224	223
144A, 7.500%, 2/15/24(3)	125	110
Ecopetrol S.A. 5.375%, 6/26/26(14)	410	407
Encana Corp. 8.125%, 9/15/30(14)	220	270
Energy Transfer Equity LP 5.875%, 1/15/24	400	412
EP Energy LLC 6.375%, 6/15/23	95	42
144A, 9.375%, 5/1/24(3)	105	58
144A, 8.000%, 11/29/24(3)	235	204
Geopark Ltd. 144A 6.500%, 9/21/24(3)	380	361
HollyFrontier Corp. 5.875%, 4/1/26(14)	415	425

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Energy (continued)
Jagged Peak Energy LLC 144A 5.875%, 5/1/26(3)	$310	$295
KazMunayGas National Co. JSC 144A 4.750%, 4/19/27(3)	425	405
Kinder Morgan, Inc. 7.750%, 1/15/32(14)	500	593
Lukoil International Finance BV 144A 4.563%, 4/24/23(3)	225	218
MPLX LP 4.000%, 3/15/28	156	145
Nabors Industries, Inc. 5.500%, 1/15/23	240	211
Odebrecht Offshore Drilling Finance Ltd. PIK 87.00%, Cash 13.00% , 144A 7.720%, 12/1/26(3)(11)	168	47
Odebrecht Oil & Gas Finance Ltd. 144A 0.000%, 12/31/49(3)	26	—	(8)
Petrobras Global Finance BV 7.375%, 1/17/27	670	693
Petroleos de Venezuela S.A. 144A 6.000%, 5/16/24(3)(6)	665	105
Petroleos Mexicanos 4.875%, 1/24/22(14)	330	319
6.500%, 6/2/41(14)	250	207
Sanchez Energy Corp. 144A 7.250%, 2/15/23(3)	105	91
State Oil Co. of the Azerbaijan Republic RegS 6.950%, 3/18/30(4)	345	353
Targa Resources Partners LP 144A 5.875%, 4/15/26(3)	285	284
Transocean, Inc. 144A 9.000%, 7/15/23(3)	170	174
USA Compression Partners LP 144A 6.875%, 4/1/26(3)	255	249

	PAR VALUE	VALUE
Energy (continued)
Vine Oil & Gas LP 144A 8.750%, 4/15/23(3)	$270	$227
Weatherford International Ltd. 9.875%, 2/15/24	115	77

		9,267

Financials—5.1%
Acrisure LLC 144A 7.000%, 11/15/25(3)	370	322
AerCap Ireland Capital DAC 3.650%, 7/21/27	380	332
Allstate Corp. (The) Series B 5.750%, 8/15/53(5)(14)	394	389
Athene Holding Ltd. 4.125%, 1/12/28(14)	375	342
Australia & New Zealand Banking Group Ltd. 144A 4.400%, 5/19/26(3)(14)	400	385
Aviation Capital Group LLC 144A 3.500%, 11/1/27(3)	305	272
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A, 6.500%, 3/10/21(3)(14)	350	357
144A, 5.125%, 1/18/33(3)	360	301
Banco de Bogota S.A. 144A 6.250%, 5/12/26(3)(14)	505	509
Bank of Montreal 3.803%, 12/15/32	210	191
Brighthouse Financial, Inc. 3.700%, 6/22/27(14)	425	362
BrightSphere Investment Group plc 4.800%, 7/27/26(14)	315	303
Capital One Financial Corp. 3.750%, 7/28/26(14)	460	418
Discover Bank 4.682%, 8/9/28	350	344

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Financials (continued)
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(3)(14)	$350	$349
E*TRADE Financial Corp. 4.500%, 6/20/28	400	392
Fairfax Financial Holdings Ltd. 144A 4.850%, 4/17/28(3)	360	346
FS Investment Corp. 4.750%, 5/15/22(14)	310	307
Goldman Sachs Group, Inc. (The) , (3 month LIBOR + 1.170%) 3.786%, 5/15/26(2)(14)	315	308
Grupo de Inversiones Suramericana S.A. 144A 5.500%, 4/29/26(3)	475	473
Guanay Finance Ltd. 144A 6.000%, 12/15/20(3)	254	256
iStar, Inc. 5.250%, 9/15/22	130	124
Jefferies Financial Group, Inc. 5.500%, 10/18/23	220	226
Jefferies Group LLC 4.850%, 1/15/27	50	48
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)(14)	335	344
Lincoln National Corp. , (3 month LIBOR + 2.040%) 4.509%, 4/20/67(2)(5)(14)	130	107
Navient Corp. 6.750%, 6/25/25	290	269
Prudential Financial, Inc. 5.875%, 9/15/42(14)	275	282
Santander Holdings USA, Inc. 4.450%, 12/3/21	73	73
4.400%, 7/13/27(14)	375	351
Springleaf Finance Corp. 6.875%, 3/15/25	125	118
7.125%, 3/15/26	105	99

	PAR VALUE	VALUE
Financials (continued)
Synchrony Financial 3.950%, 12/1/27(14)	$540	$456
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(3)(14)	160	157
Tempo Acquisition LLC 144A 6.750%, 6/1/25(3)	335	316
Toronto-Dominion Bank (The) 3.625%, 9/15/31(14)	390	364
Voya Financial, Inc. 5.650%, 5/15/53(14)	285	274
Wells Fargo & Co. Series S 5.900%(14)(16)	900	898

		11,764

Health Care—2.1%
Advanz Pharma Corp. 8.000%, 9/6/24	77	74
Anthem, Inc. 3.650%, 12/1/27	99	93
Avantor, Inc. 144A, 6.000%, 10/1/24(3)	150	149
144A, 9.000%, 10/1/25(3)	250	253
Bausch Health Cos., Inc. 144A, 6.500%, 3/15/22(3)	30	31
144A, 7.000%, 3/15/24(3)	20	21
144A, 6.125%, 4/15/25(3)	135	127
144A, 5.500%, 11/1/25(3)	305	300
Bayer US Finance II LLC 144A , (3 month LIBOR + 1.010%) 3.344%, 12/15/23(2)(3)	200	194
Becton Dickinson & Co. 3.700%, 6/6/27	400	373
Centene Corp. 144A 5.375%, 6/1/26(3)	90	91
DJO Finco, Inc. 144A 8.125%, 6/15/21(3)	130	135

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Health Care (continued)
Eagle Holding Co. II, LLC PIK, 144A 7.625%, 5/15/22(3)(11)	$170	$170
Endo Dac 144A 6.000%, 7/15/23(3)	320	266
Halfmoon Parent, Inc. 144A 4.125%, 11/15/25(3)	272	269
HCA, Inc. 5.375%, 2/1/25	205	206
5.625%, 9/1/28	185	182
HLF Financing S.a.r.l. LLC 144A 7.250%, 8/15/26(3)	310	312
MPH Acquisition Holdings LLC 144A 7.125%, 6/1/24(3)	120	119
Ortho-Clinical Diagnostics, Inc. 144A 6.625%, 5/15/22(3)	145	139
Surgery Center Holdings, Inc. 144A, 8.875%, 4/15/21(3)	245	249
144A, 6.750%, 7/1/25(3)	40	37
Takeda Pharmaceutical Co., Ltd. 144A 4.400%, 11/26/23(3)	350	353
Tenet Healthcare Corp. 8.125%, 4/1/22	110	114
7.000%, 8/1/25	260	253
Valeant Pharmaceuticals International 144A 9.250%, 4/1/26(3)	90	96
West Street Merger Sub, Inc. 144A 6.375%, 9/1/25(3)	185	173

		4,779

Industrials—1.6%
Ashtead Capital, Inc. 144A 4.375%, 8/15/27(3)(14)	390	353
CNH Industrial N.V. 4.500%, 8/15/23	318	318

	PAR VALUE	VALUE
Industrials (continued)
DP World Ltd. 144A 6.850%, 7/2/37(3)	$310	$339
Garda World Security Corp. 144A 8.750%, 5/15/25(3)	395	360
Hillman Group, Inc. (The) 144A 6.375%, 7/15/22(3)	230	195
Hulk Finance Corp. 144A 7.000%, 10/1/19(3)	280	251
New Enterprise Stone & Lime Co., Inc. 144A 10.125%, 4/1/22(3)	170	175
Oshkosh Corp. 4.600%, 5/15/28	413	404
Titan Acquisition Ltd. 144A 7.750%, 4/15/26(3)	180	148
Topaz Marine S.A. 144A 9.125%, 7/26/22(3)	240	244
TransDigm, Inc. 6.500%, 7/15/24	210	211
6.500%, 5/15/25	130	130
United Airlines Pass-Through trust 07-1, A 6.636%, 7/2/22	314	326
US Airways 2012-1 Class B Pass Through Trust 8.000%, 4/1/21	285	294

		3,748

Information Technology—0.7%
Banff Merger Sub, Inc. 144A 9.750%, 9/1/26(3)	35	33
Citrix Systems, Inc. 4.500%, 12/1/27(14)	325	305
Dell International LLC 144A, 5.450%, 6/15/23(3)	55	56
144A, 8.100%, 7/15/36(3)	110	119
Everi Payments, Inc. 144A 7.500%, 12/15/25(3)	85	83
Exela Intermediate LLC 144A 10.000%, 7/15/23(3)	230	232

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Information Technology (continued)
Radiate Holdco LLC 144A, 6.875%, 2/15/23(3)	$50	$47
144A, 6.625%, 2/15/25(3)	310	279
ViaSat, Inc. 144A 5.625%, 9/15/25(3)	150	141
VMware, Inc. 3.900%, 8/21/27	257	230

		1,525

Materials—2.0%
Alpek SAB de C.V. 144A 5.375%, 8/8/23(3)	400	390
Anglo American Capital plc 144A 4.000%, 9/11/27(3)(14)	475	428
BHP Billiton Finance USA Ltd. 144A 6.750%, 10/19/75(3)(5)(14)	400	424
DowDuPont, Inc.
(3 month LIBOR + 1.110%) 3.817%, 11/15/23(2)	295	293
4.493%, 11/15/25	60	61
Equate Petrochemical BV 144A 4.250%, 11/3/26(3)	315	299
Hexion, Inc. 6.625%, 4/15/20	200	165
INEOS Group Holdings S.A. 144A 5.625%, 8/1/24(3)	300	279
James Hardie International Finance DAC 144A 5.000%, 1/15/28(3)(14)	375	335
Kraton Polymers LLC 144A 7.000%, 4/15/25(3)	120	109
NOVA Chemicals Corp. 144A, 4.875%, 6/1/24(3)	105	98
144A, 5.000%, 5/1/25(3)(14)	185	172
Reynolds Group Issuer, Inc. 144A 7.000%, 7/15/24(3)	295	294

	PAR VALUE	VALUE
Materials (continued)
Rusal Capital Designated Activity Co. 144A 5.125%, 2/2/22(3)(15)	$315	$220
SABIC Capital II BV 144A 4.500%, 10/10/28(3)	315	309
Syngenta Finance N.V. 144A, 4.441%, 4/24/23(3)	200	192
144A, 4.892%, 4/24/25(3)	200	188
Teck Resources Ltd. 144A 8.500%, 6/1/24(3)	75	81
Trident Merger Sub, Inc. 144A 6.625%, 11/1/25(3)	190	171

		4,508

Real Estate—0.7%
EPR Properties 4.750%, 12/15/26	175	170
4.500%, 6/1/27	200	189
Healthcare Trust of America Holdings LP 3.750%, 7/1/27	190	178
Hospitality Properties Trust 4.375%, 2/15/30	215	195
LifeStorage LP 3.875%, 12/15/27	150	140
MPT Operating Partnership LP 5.000%, 10/15/27	150	142
Physicians Realty LP 4.300%, 3/15/27	265	254
Select Income REIT 4.500%, 2/1/25(14)	345	329

		1,597

Utilities—0.5%
Enel Finance International NV 144A 4.625%, 9/14/25(3)	275	260
Ferrellgas Partners LP 8.625%, 6/15/20	50	37
Perusahaan Listrik Negara PT 144A 4.125%, 5/15/27(3)	390	353

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Utilities (continued)
TerraForm Power Operating LLC 144A 5.000%, 1/31/28(3)	$280	$251
Texas Competitive Electric Holdings Co. 144A 0.000%, 10/1/20(3)(9)	125	—	(8)
Transportadora de Gas Internacional SA ESP 144A 5.550%, 11/1/28(3)	255	256

		1,157
TOTAL CORPORATE BONDS AND NOTES
(Identified Cost $53,532)		50,125
LEVERAGED LOANS(2)—8.8%
Aerospace—0.2%
Atlantic Aviation FBO, Inc. Tranche B, (3 month LIBOR + 3.250%) 0.000%, 11/28/25(10)	65	65
TransDigm, Inc.
Tranche F, (1 month LIBOR + 2.500%) 4.845%, 6/9/23	379	369
Tranche E, (1 month LIBOR + 2.500%) 4.845%, 5/30/25	55	53

		487

Chemicals—0.2%
New Arclin U.S. Holding Corp. First Lien, (3 month LIBOR + 3.500%) 5.886%, 2/14/24	146	144
Omnova Solutions, Inc. Tranche B-2, (1 month LIBOR + 3.250%) 5.595%, 8/25/23	335	331

		475

Consumer Durables—0.1%
Global Appliance, Inc. Tranche B, (1 month LIBOR + 4.000%) 6.350%, 9/29/24	262	254

	PAR VALUE	VALUE
Consumer Non-Durables—0.4%
American Greetings Corp., (1 month LIBOR + 4.500%) 6.845%, 4/6/24	$319	$318
Energizer Holdings, Inc. Tranche B, (3 month LIBOR + 2.250%) 0.000%, 6/20/25(10)	65	63
Herbalife Nutrition Ltd. Tranche B, (1 month LIBOR + 3.250%) 5.595%, 8/18/25	55	55
Kronos Acquisition Intermediate, Inc., (1 month LIBOR + 4.000%) 6.345%, 5/15/23	128	122
Parfums Holdings Co., Inc. First Lien, (3 month LIBOR + 4.250%) 6.957%, 6/30/24	148	147
Rodan & Fields LLC, (3 month PRIME + 3.500%) 6.307%, 6/16/25	309	283

		988

Energy—0.3%
California Resources Corp., (1 month LIBOR + 10.375%) 12.724%, 12/31/21	95	101
Medallion Midland Acquisition LLC, (1 month LIBOR + 3.250%) 5.595%, 10/30/24	203	197
Moda Ingleside Energy Center LLC, (1 month LIBOR + 3.250%) 5.595%, 9/29/25	20	20
Seadrill Operating LP, (3 month LIBOR + 6.000%) 8.386%, 2/21/21	124	106

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
LEVERAGED LOANS(2) (continued)
Energy (continued)
Traverse Midstream Partners LLC, (3 month LIBOR + 4.000%) 6.600%, 9/27/24	$235	$234

		658

Financial—0.9%
Asurion LLC Tranche B-2, (1 month LIBOR + 6.500%) 8.845%, 8/4/25	381	388
Blackhawk Network Holdings, Inc. First Lien, (3 month LIBOR + 3.000%) 5.386%, 6/15/25	254	251
Ditech Holding Corp. Tranche B, (1 month LIBOR + 6.000%) 8.345%, 6/30/22	300	266
Financial & Risk US Holdings, Inc. (Refinitiv), (1 month LIBOR + 3.750%) 6.095%, 10/1/25	365	355
Franklin Square Holdings LP, (1 month LIBOR + 2.500%) 4.813%, 8/1/25	45	45
Genworth Holdings, Inc., (2 month LIBOR + 4.500%) 6.831%, 3/7/23	20	20
iStar, Inc., (1 month LIBOR + 2.750%) 5.059%, 6/28/23	264	262
PI UK Holdco II Ltd. Tranche B-1, (1 month LIBOR + 3.500%) 5.845%, 1/3/25	388	381

		1,968

Food and Drug—0.2%
Albertson’s LLC Tranche B-7, (3 month LIBOR + 3.000%) 5.445%, 11/17/25	351	343

	PAR VALUE	VALUE
Food/Tobacco—0.3%
Chobani LLC First Lien, (1 month LIBOR + 3.500%) 5.845%, 10/10/23	$169	$159
H-Food Holdings, LLC
(1 month LIBOR + 3.688%) 6.032%, 5/23/25	40	39
(1 month LIBOR + 4.000%) 6.315%, 5/23/25	200	198
Milk Specialties Co., (1 month LIBOR + 4.000%) 6.345%, 8/16/23	235	230

		626

Gaming/Leisure—0.5%
Affinity Gaming, (1 month LIBOR + 3.250%) 5.595%, 7/1/23	291	281
Gateway Casinos & Entertainment Ltd., (3 month LIBOR + 3.000%) 5.386%, 12/1/23	110	109
Playa Resorts Holding B.V., (1 month LIBOR + 2.750%) 5.090%, 4/29/24	272	263
Scientific Games International, Inc. Tranche B-5, (1 month LIBOR + 2.750%) 5.216%, 8/14/24	65	63
Seminole Tribe of Florida 2018 Replacement, Tranche B, (1 month LIBOR + 1.750%) 4.095%, 7/8/24	168	167
Stars Group Holdings B.V., (3 month LIBOR + 3.500%) 5.886%, 7/10/25	70	69
UFC Holdings LLC First Lien, (1 month LIBOR + 3.250%) 5.600%, 8/18/23	181	180

		1,132

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
LEVERAGED LOANS(2) (continued)
Healthcare—1.0%
21st Century Oncology, Inc. Tranche B, (3 month LIBOR + 6.125%) 8.565%, 1/16/23	$32	$29
Accelerated Health System LLC, (3 month LIBOR + 3.500%) 5.799%, 10/31/25	160	161
AHP Health Partners, Inc., (1 month LIBOR + 4.500%) 6.845%, 6/30/25	190	188
Bausch Health Cos., Inc.
(1 month LIBOR + 3.000%) 5.314%, 6/2/25	39	39
(3 month LIBOR + 2.750%) 0.000%, 11/27/25(10)	95	94
CCS-CMGC Holdings, Inc. First Lien, (1 month LIBOR + 5.500%) 7.845%, 10/1/25	185	183
CHG Healthcare Services, Inc. First Lien, (3 month LIBOR + 3.000%) 5.461%, 6/7/23	70	70
Envision Healthcare Corp., (1 month LIBOR + 3.750%) 6.095%, 10/10/25	274	263
Explorer Holdings, Inc., (3 month LIBOR + 3.750%) 0.000%, 5/2/23(10)	230	229
NVA Holdings, Inc. Tranche B-3, (1 month LIBOR + 2.750%) 5.095%, 2/2/25	145	141
Ortho-Clinical Diagnostics, Inc., (1 month LIBOR + 3.250%) 5.576%, 6/30/25	252	246

	PAR VALUE	VALUE
Healthcare (continued)
PharMerica Corp. First Lien, (3 month LIBOR + 3.500%) 0.000%, 12/6/24(10)	$230	$228
RegionalCare Hospital Partners Holdings, Inc. Tranche B, (3 month LIBOR + 4.500%) 7.129%, 11/16/25	260	255
U.S. Renal Care, Inc. First Lien, (3 month LIBOR + 4.250%) 6.636%, 12/30/22	160	157
Universal Health Services, Inc. Tranche B, (1 month LIBOR + 1.750%) 4.095%, 10/31/25	25	25

		2,308

Housing—0.5%
84 Lumber Co. Tranche B-1, (1 month LIBOR + 5.250%) 7.565%, 10/25/23	281	281
American Builders & Contractors Supply Co., Inc. Tranche B-2, (1 month LIBOR + 2.000%) 4.345%, 10/31/23	248	242
Capital Automotive LP Tranche B, (1 month LIBOR + 6.000%) 8.345%, 3/24/25	131	131
CPG International LLC, (3 month LIBOR + 3.750%) 6.251%, 5/5/24	222	219
Summit Materials, LLC, (3 month LIBOR + 2.000%) 0.000%, 11/21/24(10)	315	309

		1,182

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
LEVERAGED LOANS(2) (continued)
Information Technology—0.8%
Applied Systems, Inc. Second Lien, (3 month LIBOR + 7.000%) 0.000%, 9/19/25(10)	$124	$124
Boxer Parent Co., Inc., (3 month LIBOR + 4.250%) 6.648%, 10/2/25	320	316
Kronos, Inc.
First Lien, (2 month LIBOR + 3.000%) 5.541%, 11/1/23	373	367
Second Lien, (3 month LIBOR + 8.250%) 10.791%, 11/1/24	126	127
Renaissance Holding Corp. First Lien, (1 month LIBOR + 3.250%) 5.595%, 5/30/25	379	373
SS&C Technologies Holdings, Inc.
Tranche B-3, (1 month LIBOR + 2.250%) 4.595%, 4/16/25	372	363
Tranche B-4, (1 month LIBOR + 2.250%) 4.595%, 4/16/25	142	138

		1,808

Manufacturing—0.5%
Accudyne Industries Borrower S.C.A., (1 month LIBOR + 3.000%) 5.345%, 8/18/24	294	290
CPI Acquisition, Inc. First Lien, (3 month LIBOR + 4.500%) 7.020%, 8/17/22	492	318
Deliver Buyer, Inc., (3 month LIBOR + 5.000%) 7.706%, 5/1/24	159	158

	PAR VALUE	VALUE
Manufacturing (continued)
Filtration Group Corp., (1 month LIBOR + 3.000%) 5.345%, 3/29/25	$274	$272
Hillman Group, Inc. (The), (1 month LIBOR + 4.000%) 6.345%, 5/30/25	150	144

		1,182

Media/Telecom – Cable/Wireless Video—0.2%
CSC Holdings, LLC, (3 month LIBOR + 2.250%) 0.000%, 1/15/26(10)	305	299
Telenet Financing USD LLC, (1 month LIBOR + 2.250%) 4.557%, 8/15/26	190	187

		486

Media/Telecom – Diversified Media—0.2%
Crown Finance US, Inc., (1 month LIBOR + 2.500%) 4.845%, 2/28/25	338	332
Meredith Corp. Tranche B-1, (1 month LIBOR + 2.750%) 0.000%, 1/31/25(10)	115	114

		446

Media/Telecom – Telecommunications—0.3%
CenturyLink, Inc. Tranche B, (1 month LIBOR + 2.750%) 5.095%, 1/31/25	203	197
Securus Technologies Holdings, Inc.
(3 month LIBOR + 4.500%) 0.000%, 11/1/24(10)	52	51
First Lien, (1 month LIBOR + 4.500%) 6.845%, 11/1/24	191	188

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
LEVERAGED LOANS(2) (continued)
Media/Telecom – Telecommunications (continued)
Second Lien, (1 month LIBOR + 8.250%) 10.595%, 11/1/25	$175	$173
West Corp. Tranche B-1, (1 month LIBOR + 3.500%) 6.026%, 10/10/24	115	112

		721

Metals/Minerals—0.2%
Covia Holdings Corp., (1 month LIBOR + 3.750%) 6.136%, 6/1/25	349	279
Graftech International Ltd., (1 month LIBOR + 3.500%) 5.845%, 2/12/25	247	243

		522

Retail—0.2%
Bass Pro Group LLC, (1 month LIBOR + 5.000%) 7.345%, 9/25/24	105	104
Neiman Marcus Group Ltd. LLC, (1 month LIBOR + 3.250%) 5.568%, 10/25/20	272	235

		339

Service—1.3%
Advantage Sales & Marketing, Inc. Tranche B-2, (1 month LIBOR + 3.250%) 5.595%, 7/23/21	193	174
CSC SW Holdco, Inc. Tranche B-1, (3 month LIBOR + 3.250%) 5.686%, 11/14/22	65	64
Frontdoor, Inc., (3 month LIBOR + 2.500%) 0.000%, 8/16/25(10)	175	174

	PAR VALUE	VALUE
Service (continued)
GFL Environmental, Inc., (3 month LIBOR + 3.000%) 5.386%, 5/30/25	$235	$228
Hoya Midco LLC First Lien, (1 month LIBOR + 3.500%) 5.845%, 6/30/24	369	362
Laureate Education, Inc., (3 month LIBOR + 3.500%) 6.027%, 4/26/24	200	199
NAB Holdings LLC 2018 Refinancing, (3 month LIBOR + 3.000%) 5.386%, 7/1/24	382	371
One Call Corp. First Lien, (1 month LIBOR + 5.250%) 7.557%, 11/27/22	201	181
Prime Security Services Borrower, LLC 2016 Refinancing, Tranche B-1, (3 month LIBOR + 2.750%) 0.000%, 5/2/22(10)	270	267
Red Ventures LLC Tranche B-1, (1 month LIBOR + 3.000%) 5.315%, 11/8/24	371	367
Sedgwick Claims Management Services, Inc. Second Lien, (1 month LIBOR + 5.750%) 8.095%, 2/28/22	365	364
Sedgwick CMS Holdings, Inc. Tranche B, (3 month LIBOR + 3.250%) 0.000%, 11/6/25(10)	20	20
TKC Holdings, Inc. First Lien, (1 month LIBOR + 3.750%) 6.100%, 2/1/23	247	243

		3,014

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE		VALUE
LEVERAGED LOANS(2) (continued)
Transportation - Automotive—0.1%
Navistar, Inc. Tranche B, (1 month LIBOR + 3.500%) 5.820%, 11/6/24	$318		$315

Utility—0.4%
APLP Holdings LP, (1 month LIBOR + 2.750%) 5.095%, 4/13/23	107		106
Brookfield WEC Holdings, Inc.
First Lien, (1 month LIBOR + 3.750%) 6.095%, 8/1/25	225		224
Second Lien, (1 month LIBOR + 6.750%) 9.095%, 8/3/26	130		131
Talen Energy Supply LLC, (1 month LIBOR + 4.000%) 6.345%, 4/15/24	177		176
Vistra Operations Co., LLC
(1 month LIBOR + 2.000%) 4.345%, 8/4/23	183		181
(1 month LIBOR + 2.000%) 4.314%, 12/31/25	95		93

			911
TOTAL LEVERAGED LOANS
(Identified Cost $20,751)			20,165
	SHARES
PREFERRED STOCKS—1.5%
Financials—1.3%
Huntington Bancshares, Inc. Series E, 5.700%	335	(7)	319
JPMorgan Chase & Co. Series Z, 5.300%(14)	415	(7)	417
KeyCorp Series D, 5.000%(17)	600	(7)	552
M&T Bank Corp. Series F, 5.125%(14)(17)	375	(7)	367

	SHARES		VALUE
Financials (continued)
MetLife, Inc. Series D, 5.875%	173	(7)	$169
PNC Financial Services Group, Inc. (The) Series R, 4.850%(14)	305	(7)	293
PNC Financial Services Group, Inc. (The) Series S, 5.000%(14)	395	(7)	375
Zions Bancorp 6.950%	17,485		490

			2,982

Industrials—0.2%
General Electric Co. Series D, 5.000%(14)	457	(7)	363
TOTAL PREFERRED STOCKS
(Identified Cost $3,575)			3,345
COMMON STOCKS—83.6%
Communication Services—1.5%
Cellnex Telecom SA	121,337		3,363

Energy—14.3%
Antero Midstream GP LP	111,421		1,650
Cheniere Energy, Inc.(1)	55,445		3,389
Enbridge, Inc.	173,827		5,689
Frontera Energy Corp.(1)	1,636		16
Kinder Morgan, Inc.	239,404		4,087
ONEOK, Inc.	55,533		3,411
Pembina Pipeline Corp.	96,968		3,270
Targa Resources Corp.	41,641		1,858
TransCanada Corp.	124,059		5,077
Williams Cos., Inc. (The)	163,661		4,144

			32,591

Industrials—21.5%
Aena SME SA	40,007		6,350
Aeroports de Paris	8,818		1,714
Atlantia SpA	209,362		4,293
CSX Corp.	63,279		4,596
East Japan Railway Co.	34,320		3,120
Norfolk Southern Corp.	24,418		4,169
Sydney Airport	764,244		3,798
Transurban Group	1,508,053		12,555
Union Pacific Corp.	19,810		3,046
Vinci SA	60,385		5,271

			48,912

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS (continued)
Real Estate—8.8%
American Tower Corp.	69,824	$11,485
Crown Castle International Corp.	74,386	8,547

		20,032

Utilities—37.5%
American Electric Power Co., Inc.	87,407	6,795
American Water Works Co., Inc.	45,455	4,337
Atmos Energy Corp.	43,703	4,181
CMS Energy Corp.	67,447	3,513
Dominion Energy, Inc.	92,035	6,857
DTE Energy Co.	19,595	2,346
Emera, Inc.	83,868	2,815
Enel SpA	414,081	2,245
Evergy, Inc.	86,282	5,123
Fortis, Inc.	100,142	3,478
Iberdrola SA	373,048	2,783
National Grid plc	272,257	2,890
NextEra Energy, Inc.	71,177	12,934
NiSource, Inc.	112,430	2,970
Orsted A/S	50,066	3,257
Public Service Enterprise Group, Inc.	75,517	4,221
Sempra Energy	61,999	7,144
Spire, Inc.	28,606	2,257
Xcel Energy, Inc.	103,976	5,454

		85,600
TOTAL COMMON STOCKS (Identified Cost $179,483)		190,498
RIGHTS—0.0%
Vistra Energy Corp.(15)	2,084	2
TOTAL RIGHTS (Identified Cost $2)		2
TOTAL LONG-TERM INVESTMENTS—133.9%
(Identified Cost $300,499)		305,293	(12)
SHORT-TERM INVESTMENTS—0.9%
Purchased Options—0.1%
(See the open purchased options table on page 29 for the detailed information)
TOTAL PURCHASED OPTIONS—0.1%
(Premiums Paid $438)		203

SHARES		VALUE
MONEY MARKET MUTUAL FUND—0.8%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 2.095%)(13)	1,778,984	$1,779	(12)
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $2,217)		1,982
TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—134.8%
(Identified Cost $302,716)		307,275
WRITTEN OPTIONS—(0.5)%
(See the open written options table on page 29 for the detailed information)
TOTAL WRITTEN OPTIONS—(0.5)%
(Premiums Received $965)		(1,083)
TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—134.3%
(Identified Cost $301,751)		306,192
Other assets and liabilities, net—(34.3)%		(78,238)

NET ASSETS—100.0%		$227,954

Abbreviations:

LIBOR	London Interbank Offered Rate
PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Non-income producing.
(2)

Variable rate security. Rate disclosed is as of November 30, 2018. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2018, these securities amounted to a value of $51,856 or 22.7% of net assets.

(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(5)	Interest payments may be deferred.
(6)	Security in default, no interest payments are being received during the bankruptcy proceedings.
(7)	Value shown as par value.
(8)	Amounts are less than $500.
(9)

Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.

(10)	This loan will settle after November 30, 2018, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(11)	100% of the income received was in cash.
(12)	All or a portion of the portfolio segregated as collateral for borrowings.
(13)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(14)	All or a portion of the security is segregated as collateral for written options.
(15)

The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located at the end of the Schedule of Investments.

(16)	No contractual maturity date.
(17)	Interest may be forfeited.

Foreign Currencies:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
MXN	Mexican Peso
RUB	Russian Ruble
ZAR	South African Rand

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

Open Purchased Options contracts as of November 30, 2018, were as follows:

Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options
S&P 500® Index	333	$97,403	$2,925	12/3/18	$3
S&P 500® Index	439	127,310	2,900	12/5/18	18
S&P 500® Index	102	29,682	2,910	12/7/18	5
S&P 500® Index	351	101,439	2,890	12/10/18	39
S&P 500® Index	443	129,578	2,925	12/12/18	29
S&P 500® Index	103	30,643	2,975	12/14/18	4

					98

Put Options
S&P 500® Index	333	82,085	2,465	12/3/18	7
S&P 500® Index	439	106,238	2,420	12/5/18	15
S&P 500® Index	102	24,276	2,380	12/7/18	3
S&P 500® Index	351	84,942	2,420	12/10/18	13
S&P 500® Index	443	108,092	2,440	12/12/18	40
S&P 500® Index	103	25,596	2,485	12/14/18	27

					105

Total Purchased Options					$203

Open Written Options contracts as of November 30, 2018, were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options
S&P 500® Index	333	$94,905	$2,850	12/3/18	$(28)
S&P 500® Index	439	124,237	2,830	12/5/18	(235)
S&P 500® Index	102	29,070	2,850	12/7/18	(40)
S&P 500® Index	351	98,982	2,820	12/10/18	(350)
S&P 500® Index	443	126,477	2,855	12/12/18	(239)
S&P 500® Index	103	30,025	2,915	12/14/18	(13)

					(905)

Put Options
S&P 500® Index	333	84,582	2,540	12/3/18	(5)
S&P 500® Index	439	109,311	2,490	12/5/18	(19)
S&P 500® Index	102	24,888	2,440	12/7/18	(6)
S&P 500® Index	351	87,399	2,490	12/10/18	(44)
S&P 500® Index	443	111,193	2,510	12/12/18	(64)
S&P 500® Index	103	26,214	2,545	12/14/18	(40)

					(178)

Total Written Options					$(1,083)

Footnote Legend:

(1)	Strike price not reported in thousands.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of November 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at November 30, 2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$7,095	$—	$7,095	$—
Corporate Bonds and Notes	50,125	—	49,905	220
Foreign Government Securities	9,441	—	9,441	—
Leveraged Loans	20,165	—	20,165	—
Mortgage-Backed Securities	17,753	—	17,753	—
U.S. Government Securities	6,869	—	6,869	—
Equity Securities:
Common Stocks	190,498	190,498	—	—
Preferred Stocks	3,345	489	2,856	—
Rights	2	—	—	2
Purchased Options	203	150	53	—
Money Market Mutual Fund	1,779	1,779	—	—

Total Investments, before Written Options	$307,275	$192,916	$114,137	$222

Liabilities:
Written Options	$(1,083)	$(1,064)	$(19)	$—

Total Investments, Net of Written Options	$306,192	$191,852	$114,118	$222

Security held by the Fund with an end of period value of $220 was transferred from Level 2 to Level 3 due to a decrease in trading activity at period end.

Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the year ended November 30, 2018.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2018

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value (Identified cost $302,716)	$307,275
Foreign currency at value (Identified cost $—)(1)	—	(1)
Cash	6,799
Receivables
Investment securities sold	399
Dividends and interest	1,624
Tax reclaims	175
Prepaid Directors’ retainer	23
Prepaid expenses	2

Total assets	316,297

Liabilities
Borrowings (Note 7)	84,250
Written options at value (Premiums received $965)(Note 3)	1,083
Payables
Investment securities purchased	2,615
Investment advisory fees	216
Administration and accounting fees	11
Professional fees	50
Interest expense on borrowings (Note 7)	27
Transfer agent fees and expenses	8
Other accrued expenses	83

Total liabilities	88,343

Net Assets	$227,954

Net Assets Consist of:
Common stock ($0.10 par value; 200,000,000 shares authorized)	$2,153
Capital paid in on shares of beneficial interest	239,801
Total distributable earnings (loss)	(14,000)

Net Assets	$227,954

Net Asset Value Per Share (Net assets/shares outstanding) Shares outstanding 21,527,388	$10.59

(1)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 2018

($ reported in thousands)

Investment Income
Dividends	$7,028
Interest	6,686
Foreign taxes withheld	(441)

Total investment income	13,273

Expenses
Investment advisory fees	2,891
Administration and accounting fees	375
Directors’ fees and expenses	330
Professional fees	152
Printing fees and expenses	128
Transfer agent fees and expenses	64
Custodian fees	22
Miscellaneous expenses	78

Total expenses before interest expense	4,040
Interest expense on borrowings (Note 7)	2,639

Total expenses after interest expense	6,679
Administration fee waiver	(221)
Earnings credit from custodian	— (1)

Net Expenses	6,458

Net investment income (loss)	6,815

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	(8,146)
Foreign currency transactions	(4)
Written options	(13,366)
Net change in unrealized appreciation (depreciation) on:
Investments	(18,656)
Foreign currency transactions	(6)
Written options	2,823

Net realized and unrealized gain (loss) on investments	(37,355)

Net increase (decrease) in net assets resulting from operations	$(30,540)

(1)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Year Ended November 30, 2018	Year Ended November 30, 2017
INCREASE (DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$6,815	$6,789
Net realized gain (loss)	(21,516)	29,976
Net change in unrealized appreciation (depreciation)	(15,839)	9,385

Increase (decrease) in net assets resulting from operations	(30,540)	46,150

From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(8,263)	(19,937	)(1)
Return of capital	(22,823)	—

Dividends and Distributions to Shareholders	(31,086)	(19,937)

From Capital Share Transactions
Plan of reorganization (Note 12)	—	205,317	(2)
Payments for tendered shares (Note 9)	—	(68,458)

Increase (decrease) in net assets from capital transactions	—	136,859

Net increase (decrease) in net assets	(61,626)	163,072

Net Assets
Beginning of period	289,580	126,508

End of period	$227,954	$289,580

Accumulated undistributed net investment income (loss) at end of period	N/A	$(9)

Supplemental—Other Information
Capital share transactions were as follows:
Common shares outstanding at beginning of period	21,527,389	27,466,109
Adjustments for fractional common shares	(1)	—
Common shares issued from plan of reorganization (Note 12)	—	6,180,744
Common shares tendered (Note 9)	—	(12,119,464)

Common shares outstanding at end of period	21,527,388	21,527,389

(1)	For the year ended November 30, 2017, the distributions to shareholders from net investment income was $6,385 and distribution from net realized gains was $13,552.
(2)

On April 3, 2017, Virtus Total Return Fund (DCA) was reorganized into the Fund (f/k/a The Zweig Fund, Inc.). The activity in the table presented above is for the accounting survivor, DCA, for the periods prior to the date of the reorganization and for the post-reorganization fund thereafter. See Note 12 Plan of Reorganization in the Notes to Financial Statements.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED NOVEMBER 30, 2018

($ reported in thousands)

Increase (Decrease) in cash
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(30,540)

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales and paydowns of long-term investments	220,878
(Increase) Decrease in investment securities sold receivable	1,154
Purchases of long-term investments	(153,467)
Increase (Decrease) in investment securities purchased payable	(2,910)
Net (purchases) or sales of money market mutual funds	2,609
Net (purchases) or sales in purchased options	(8,736)
Net purchases or (sales) in written options	(13,585)
Net change in unrealized (appreciation)/depreciation on investments	15,833
Net realized (gains)/loss on investments	21,512
Non-cash adjustments from corporate events	183
Return of capital distributions on investments	238
Amortization of premium and accretion of discounts on investments	124
Proceeds from litigation settlements	60
(Increase) Decrease in deposits with options broker	3,524
(Increase) Decrease in segregated cash	144
(Increase) Decrease in tax reclaims receivable	(60)
(Increase) Decrease in dividends and interest receivable	650
(Increase) Decrease in prepaid expenses	(2)
(Increase) Decrease in prepaid Directors’ retainer	1
Increase (Decrease) in interest expense payable on borrowings	21
Increase (Decrease) in affiliated expenses payable	(61)
Increase (Decrease) in non-affiliated expenses payable	(15)

Cash provided by (used for) operating activities	57,555

Cash provided by (used for) financing activities:
Cash payments to reduce borrowings	(20,750)
Cash distributions paid to shareholders	(31,086)

Cash provided by (used for) financing activities	(51,836)

Net increase (decrease) in cash	5,719

Cash:
Cash and foreign currency at beginning of period	1,080

Cash and foreign currency at end of period	$6,799

Supplemental cash flow information:
Cash paid during the period for interest expense on borrowings	$2,618

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios for a share outstanding throughout each period)

	Year Ended November 30, 2018		Year Ended November 30, 2017(8)		Year Ended November 30, 2016(8)	Fiscal Period Ended(7) November 30, 2015(8)		Year Ended December 31, 2014(8)
PER SHARE DATA:
Net asset value, beginning of period	$13.45		$11.78		$11.76	$12.99		$12.37

Income (loss) from investment operations:
Net investment income (loss)(1)	0.32		0.29		0.41	0.46		0.82
Net realized and unrealized gain (loss)	(1.74)		2.25		0.63	(0.67)		0.72

Total from investment operations	(1.42)		2.54		1.04	(0.21)		1.54

Dividends and Distributions to Shareholders:
Net investment income	(0.30)		(0.34)		(1.02)	(1.02)		(0.92)
Net realized gains	(0.08)		(0.58)		—	—		—
Return of capital	(1.06)		—		—	—		—

Total dividends and distributions to shareholders	(1.44)		(0.92)		(1.02)	(1.02)		(0.92)

Fund Share Transactions (Note 9)
Anti-dilutive impact of tender offers	—		0.05		—	—		—

Net asset value, end of period	$10.59		$13.45		$11.78	$11.76		$12.99

Market value, end of period(2)	$9.27		$12.82		$11.17	$9.87		$11.55

Total return, net asset value(3)	(10.17	)%(11)	26.37%		10.09%	(0.92	)%(5)	13.59%
Total return, market value(3)	(17.51)%		27.06%		24.37%	(6.56	)%(5)	21.98%

RATIOS/SUPPLEMENTAL DATA:
Ratio of total expenses after interest expense to average net assets(4)	2.70%		2.62	%(9)	2.33%	1.97	%(6)	1.93%
Ratio of net expenses to average net assets(4)	2.61%		2.55	%(9)	2.33%	1.97	%(6)	1.93%
Ratio of net investment income (loss) to average net assets	2.75%		2.86	%(9)	3.44%	3.90	%(6)	6.31%
Portfolio turnover rate	46%		61%		60%	32	%(5)	33%
Net assets, end of period (000’s)	$227,954		$289,580		$126,508	$126,454		$139,630
Borrowings, end of period (000’s)	$84,250		$105,000		$47,000	$43,500		$50,500
Asset coverage, per $1,000 principal amount of borrowings(10)	$3,706		$3,758		$3,692	$3,907		$3,765

(1)	Calculated based on average shares outstanding.
(2)	Closing Price – New York Stock Exchange.
(3)

Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

FINANCIAL HIGHLIGHTS (Continued)

(Selected per share data and ratios for a share outstanding throughout each period)

Year Ended December 31
2013(8)
PER SHARE DATA:
Net asset value, beginning of period	$11.32

Income (loss) from investment operations:
Net investment income (loss)(1)	0.51
Net realized and unrealized gain (loss)	1.08

Total from investment operations	1.59

Dividends and Distributions to Shareholders:
Net investment income	(0.54)

Total dividends and distributions to shareholders	(0.54)

Net asset value, end of period	$12.37

Market value, end of period(2)	$10.25

Total return, net asset value(3)	15.02%
Total return, market value(3)	9.08%

RATIOS/SUPPLEMENTAL DATA:
Ratio of total expenses after interest expense to average net assets(4)	2.01%
Ratio of net expenses to average net assets(4)	2.01%
Ratio of net investment income (loss) to average net assets	4.42%
Portfolio turnover rate	42%
Net assets, end of period (000’s)	$132,857
Borrowings, end of period (000’s)	$50,500
Asset coverage, per $1,000 principal amount of borrowings(10)	$3,631

(4)

Ratio of total expenses, before interest expense on the line of credit, was 1.63%, 1.92% for the years ended November 30, 2018 and 2017, respectively, and 1.87% for the year ended November 30, 2016, 1.61% for the fiscal period ended November 30, 2015, and 1.58% and 1.62%, for the years ending December 31, 2014 and 2013, respectively.

(5)	Not Annualized.
(6)	Annualized.
(7)	During the period the Fund changed its fiscal year end from December 31 to November 30.
(8)

On April 3, 2017, Virtus Total Return Fund (DCA) was reorganized into the Fund (f/k/a The Zweig Fund, Inc.). The activity in the table presented above is for the accounting survivor, Virtus Total Return Fund (DCA), for the periods prior to the date of the reorganization and for the post-reorganization fund thereafter. The net asset values and other per share information have been restated for periods prior to the reorganization to reflect the share conversion ratio of 0.391206. See Note 12 Plan of Reorganization in the Notes to Financial Statements.

(9)

The Fund incurred certain non-recurring merger and tender offer costs in 2017. When excluding these costs, the ratio of total expenses after interest expense and before expense waivers and earnings credits to average net assets would be 2.41%, the ratio of net expenses to average net assets would be 2.34% and the ratio of net investment income (loss) to average net assets would be 3.07%.

(10)	Represents value of net assets plus the borrowings at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.
(11)

Total return, net asset value, for the report period presented in the Financial Highlights differs from the Message to Shareholders. The total return presented in the Message to Shareholders is calculated based on the net asset value calculated on the first business day and last business day of the period reported. The total return presented within the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semi-annual report.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2018

Note 1. Organization

Virtus Total Return Fund Inc. (the “Fund”) is a closed-end, diversified management investment company registered under the Investment Company Act of 1940. The Fund was incorporated under the laws of the State of Maryland on June 18, 1986. The Fund’s investment objective is capital appreciation, with income as a secondary objective.

Note 2. Significant Accounting Policies

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification (“ASC”) Topic 946 applicable to Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into and out of Level 3 at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

Any distributions from underlying funds are recorded with the character of the distributions as designated by the underlying funds.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded using management’s estimate of the percentage of income included in distributions received from the REIT investments based on historical information and other industry sources. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

of income, return of capital, and capital gains are only determined by each domestic REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of November 30, 2018, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2015 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from U.S. GAAP.

The Fund has a Managed Distribution Plan which currently provides for the Fund to make a quarterly distribution of $0.361 per share. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan.

E.	Foreign Currency Transactions

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

F.	When-issued Purchases and Forward Commitments (Delayed-Delivery)

The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). Delayed

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

delivery enables the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.

G.	Leveraged Loans

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged Loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

H.	Expenses

Expenses incurred together by the Fund and other affiliated open- and closed-end funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

I.	Regulation S-X

In August 2018, the Securities and Exchange Commission (“SEC”) adopted amendments to Regulation S-X which are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the information provided to investors. The amendments include eliminating the requirement to: separately state book basis components of net assets on the Statement of Assets & Liabilities; separately state the sources of distributions paid (except tax return of capital distributions must still be separately disclosed) on the Statements of Changes in Net Assets; and state the book basis amount of undistributed net investment income on the Statements of Changes in Net Assets. Certain prior year amounts have been reclassified for consistency with the current year presentation (see footnotes on Statements of Changes in Net Assets for separate disclosure). These reclassifications have no effect on total net assets, total distributions, the statement of operations, financial highlights, net asset value or total return.

Note 3. Derivative Financial Instruments and Transactions

($ reported in thousands)

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies of each specific type of derivative instrument used by the Fund.

A.	Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund pursues an option income strategy whereby it purchases and sells out-of-the-money puts and calls, creating an options spread designed to generate a consistent level of option cash flow which should result in additional yield. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedule of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statement of Assets and Liabilities. Written options are reported as a liability within “Written options at value.” Changes in value of the purchased option are included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) on written options” in the Statement of Operations.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statement of Operations. Gain or loss from written options is presented separately as “Net realized gain (loss) on written options” in the Statement of Operations.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are normally subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. However, the Fund may limit its risk of loss when writing an option by purchasing an option similar to the one that is sold, except for the fact it is further “out of the money.”

The Fund invested in derivative instruments during the period in the form of writing put/call options and buying put/call options on the S&P 500® Index. The primary risk associated with these derivative instruments is equity risk.

The following is a summary of the Fund’s options contracts as presented in the Statement of Assets and Liabilities as of November 30, 2018:

Assets: Purchased options at value	$203 (1)
Liabilities: Written options at value	(1,083)

Net asset (liability) balance	$(880)

The following is a summary of the Fund’s options contracts as presented in the Statement of Operations as of November 30, 2018:

Net realized gain (loss) on purchased options	$(8,825	)(2)
Net realized gain (loss) on written options	(13,366)
Net change in unrealized appreciation (depreciation) on purchased options	(196	)(3)
Net change in unrealized appreciation (depreciation) on written options	2,823

Total realized and unrealized gain (loss) on purchased and written options	$(19,564)

(1)	Amount included in Investment in securities at value.
(2)	Amount included in Net realized gain (loss) on investments.
(3)	Amount included in Net change in unrealized appreciation (depreciation) on investments.

For the year (the “period”) ended November 30, 2018, the average daily premiums paid by the Fund for purchased options was $491 and the average daily premiums received by the Fund from written options was $988.

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

Note 4. Investment Advisory Fees and Related Party Transactions

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser of the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadvisers.

As compensation for its services to the Fund, the Adviser receives a fee at an annual rate of 0.85% of the Fund’s average daily Managed Assets, which is calculated daily and paid monthly. “Managed Assets” is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, entered into for the purpose of leverage).

B.	Subadvisers

Duff & Phelps Investment Management Co. (“DPIM”), an indirect wholly-owned subsidiary of Virtus, is the subadviser of the equity portion of the Fund’s portfolio, Newfleet Asset Management LLC (“Newfleet”), an indirect wholly-owned subsidiary of Virtus, is the subadviser of the fixed income portion of the Fund’s portfolio and, effective October 15, 2018, Rampart Investment Management Company, LLC (“Rampart”), an indirect wholly-owned subsidiary of Virtus, is the subadviser of the Fund responsible for managing the Fund’s options overlay strategy. These three subadvisers are, in the aggregate, responsible for the day-to-day portfolio management of the Fund for which they are each paid a fee by the Adviser.

C.	Administrator Services

($ reported in thousands)

Virtus Fund Services, LLC (“VFS”), an indirect wholly-owned subsidiary of Virtus, serves as administrator to the Fund. For the services provided by the administrator under the Administration Agreement, the Fund pays the administrator an asset-based fee of 0.10% per annum calculated on the Fund’s average daily Managed Assets, which is calculated daily and paid monthly.

On December 1, 2016, the Board of the Fund approved an amendment to the Administration Agreement, pursuant to which the fee paid by the Fund increased effective December 2, 2016. For the period ended November 30, 2018, the Fund incurred administration fees totaling $340 which are included in the Statement of Operations within the line item “Administration and accounting fees.” In addition, the Board approved a new Sub-Administration and Accounting Services Agreement, whereby the Fund will accrue daily and pay a monthly asset-based fee calculated on the Fund’s average daily Managed Assets. Previously, the sub-administration fee was paid directly by VFS.

However, also on December 1, 2016, VFS contractually committed, for a period of two years beginning on December 2, 2016, to waive receipt of a portion of the administration fee necessary to offset the increase in the administration fee that would have otherwise been effective on December 2, 2016. For the period ended November 30, 2018, the Fund waived administration fees totaling $221 as reported in the Statement of Operations or 0.065% of average daily Managed Assets. The waiver expired on December 2, 2018.

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

D.	Directors’ Fees

($ reported in thousands)

For the period ended November 30, 2018, the Fund incurred Directors’ fees totaling $285, which are included in the Statement of Operations within the line item “Directors’ fees and expenses.”

Note 5. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short-term investments) during the period ended November 30, 2018, were as follows:

Purchases	Sales
$129,632	$197,406

Purchases and sales of long-term U.S. Government and agency securities during the period ended November 30, 2018, were as follows:

Purchases	Sales
$23,835	$23,472

Note 6. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

The Fund borrows through its line of credit for the purpose of leveraging its portfolio. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.

Note 7. Borrowings

($ reported in thousands)

On December 14, 2018, the Fund amended its Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $105,000 (“Commitment Amount”). Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at LIBOR plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is outstanding as a loan to the Fund. Total commitment fees paid and accrued for the period ended November 30, 2018, was $83 and are included in the “Interest expense on borrowings” line of the Statement of Operations. The Agreement has a term that extends until the 179th day after the date that the lender delivers a “notice of termination” to the Fund. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default.

For the period ended November 30, 2018, the average daily borrowings under the Agreement and the weighted daily average interest rate were $92,188 and 2.74%, respectively. At November 30, 2018, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$84,250	3.20%

Note 8. Indemnifications

Under the Fund’s organizational documents, its Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 9. Capital Stock and Reinvestment Plan; Reinvestment Program; Dividend Distributions; Tender Offers

At November 30, 2018, the Fund had one class of common stock, par value $0.10 per share, of which 200,000,000 shares are authorized and 21,527,388 shares are outstanding.

Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended November 30, 2018 and November 30, 2017, there were no shares issued pursuant to the Plan.

Pursuant to the Board-approved stock repurchase program, the Fund may repurchase up to 20% of its outstanding shares in the open market at a discount to NAV. Since the inception of the program through the period ended November 30, 2018, the Fund has repurchased of its shares outstanding.

On February 15, 2017, DCA announced the commencement of a 40% tender offer (10,986,443.69 shares) at a price equal to 99% of the DCA’s NAV per share on the

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

expiration date of the offer. The tender offer expired on March 15, 2017, at which time the offer was oversubscribed. The Fund purchased the maximum number of shares covered by the offer price of $4.8708 per share, which represented a price equal to 99 percent of the NAV per share as of the close of trading on the NYSE on March 15, 2017. As a result of the tender offer, $53,513 (reported in thousands) was distributed to shareholders and there was an accretion of $0.04 to the NAV per share of all the outstanding shares after the close of the tender offer.

On May 26, 2017, the Fund announced the commencement of a 5% tender offer (1,133,020.45 shares) at a price equal to 98% of the Fund’s NAV per share on the expiration date of the offer. The tender offer expired on June 23, 2017, at which time the offer was oversubscribed. The Fund purchased the maximum number of shares covered by the offer price of $13.1908 per share, which represented a price equal to 98% of the NAV per share as of the close of trading on the NYSE on June 23, 2017. As a result of the tender offer, $14,495 (reported in thousands) was distributed to shareholders and there was an accretion of $0.01 to the NAV per share of all the outstanding shares after the close of the tender offer.

On January 9, 2019, the Fund paid the quarterly distribution of $0.361 per share to shareholders of record on December 31, 2018. The distribution had an ex-dividend date of January 4, 2019.

Note 10. Regulatory Matters and Litigation

From time to time, the Adviser, DPIM, Newfleet, Rampart and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

Note 11. Federal Income Tax Information

($ reported in thousands)

At November 30, 2018, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Investments (including Purchased options)	$302,758	$21,385	$(16,868)	$4,517
Written Options	(1,083)	—	—	—

For the fiscal period ended November 30, 2018, the Fund has capital loss carryovers available to offset future realized capital gains shown below:

No Expiration
Short-Term	Long-Term	Total
$7,864	$10,369	$18,233

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal period ended November 30, 2018, the Fund deferred and recognized qualified late-year losses as follows:

Late Year Ordinary Loss Deferred	Late Year Ordinary Loss Recognized	Capital Losses Deferred	Capital Losses Recognized
$56	$—	$224	$—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. These differences may include the treatment of non-taxable dividends, foreign currency gain or loss, derivatives, passive foreign investment companies, partnerships, operating losses and losses deferred due to wash sales and other differences. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

The tax character of dividends and distributions paid during the fiscal periods ended November 30, 2018 and November 30, 2017, was as follows:

	Period Ended
	2018	2017
Ordinary Income	$6,560	$10,373
Long-term capital gains	1,703	11,023
Return of Capital	22,823	—

Total	$31,086	$21,396

The difference between the distributions reported on the Statement of Changes and this table is due to the merger and the difference between the legal survivor and the accounting survivor described in Note 12.

Note 12. Plan of Reorganization

($ reported in thousands)

On March 7, 2017, the shareholders of Virtus Total Return Fund (the “Merged Fund”) and the shareholders of the Fund approved an Agreement and Plan of Reorganization (“Plan”). Pursuant to the Plan, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Merged Fund in exchange for an equal aggregate value of the Fund’s shares. The Fund is the legal surviving entity, while the Merged Fund is the accounting survivor for purposes of financial and performance history of the Fund.

Each shareholder of the Merged Fund received shares of the Fund equal to the net asset value of their Merged Fund shares, as determined at the close of business on March 31,

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

2017. The reorganization was accomplished by a tax-free exchange of shares and was effective on April 3, 2017. The share transactions associated with the reorganization are as follows:

Merged Fund Shares Outstanding	Shares Converted to the Fund	Merged Fund Total Net Assets	Conversion Ratio
16,479,666	6,446,947	$81,640	0.391206

The net assets and composition of net assets for the Fund on March 31, 2017, were as follows:

The Fund’s Net Assets	Common Stock ($0.10 par value 200,000,000 shares authorized)	Capital paid in on shares of beneficial interest	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)
$205,317	$1,621	$201,829	$(10,044)	$7,943	$3,968

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Merged Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Fund immediately after the acquisition amounted to $286,957.

Assuming the acquisition had been completed on December 1, 2016, the beginning of the annual reporting period of the Fund, the pro forma results of operations for the period ended November 30, 2017 would have been as follows:

Net investment income (loss)	$7,687	(a)
Net realized and unrealized gain (loss) on investments	$55,755	(b)

Net increase (decrease) in assets from operations	$63,442

(a)	$6,789, as reported in the Statement of Operations, plus $898 Net Investment Income from the Fund pre-reorganization.
(b)	$39,361, as reported in the Statement of Operations, plus $16,394 Net Realized and Unrealized Gain (Loss) on Investments from the Fund pre-reorganization.

Because the Fund and the Merged Fund have been managed as an integrated single fund since the merger was completed, it is also not feasible to separate the income/(losses) and gains/(losses) of the Merged Fund that have been included in the Fund’s Statement of Operations since March 31, 2017.

Note 13. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. This ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years.

VIRTUS TOTAL RETURN FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

In March 2017, the FASB issued an ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a Premium, shortening such period to the earliest call date. This ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. This ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

Note 14. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that there are no subsequent events that require recognition or disclosure in these financial statements.

Report of Independent Registered Public

Accounting Firm

To the Board of Directors and Shareholders of Virtus Total Return Fund Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Virtus Total Return Fund Inc. (the “Fund”) as of November 30, 2018, the related statements of operations and cash flows for the year ended November 30, 2018, the statement of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 22, 2019

We have served as the auditor of one or more closed-end investment companies affiliated with Virtus Investment Partners, Inc. or its predecessors since at least 1990. We have not been able to determine the specific year we began serving as auditor.

VIRTUS TOTAL RETURN FUND INC.

TAX INFORMATION NOTICE (Unaudited)

NOVEMBER 30, 2018

For the fiscal period ended November 30, 2018, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends to qualify for the lower tax rates (“QDI”) applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below, as long-term capital gains dividends (“LTCG”) subject to a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amount, if subsequently different, will be designated in the next annual report.

QDI	DRD	LTCG
96.68%	44.81%	$—

CERTIFICATION

The Fund’s Chief Executive Officer (“CEO”) will file the required annual CEO certification regarding compliance with the NYSE’s listing standards no more than 30 days after the Fund’s annual shareholder meeting. The Fund has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

KEY INFORMATION

Shareholder Relations: 1-866-270-7788

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in “Street Name,” to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser, DPIM and Newfleet vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN

The Virtus Total Return Fund Inc. (the “Fund”) allows you to conveniently reinvest distributions quarterly in additional Fund shares thereby enabling you to compound your returns from the Fund. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Enrollment in the Reinvestment Plan

It is the policy of the Fund to automatically reinvest distributions payable to shareholders. A “registered” shareholder automatically becomes a participant in the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan. (the “Plan”). The Plan authorizes the Fund to credit all shares of common stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered shareholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered shareholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Plan Administrator at 1-866-270-7788.

In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name.

How shares are purchased through the Reinvestment Plan

When a distribution is declared, nonparticipants in the plan will receive cash. Participants in the plan will receive shares of the Fund valued as described below:

If on the payable date of the distribution, the market price of the Fund’s common stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the Participant in the open market, on the New York Stock Exchange (NYSE) or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Securities and Exchange Commission may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Continued)

The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the participant could have received instead of shares. If you participate in the Plan, you will receive a Form 1099-DIV concerning the Federal tax status of distributions paid during the year.

Voluntary Cash Purchase Plan

Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for Cash Purchases. The plan administrator’s fee will be paid by the Fund. However, each participating shareholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare Trust Company, N.A., PO Box 43078, Providence, RI 02940-3078.

Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.

Automatic Monthly Investment

Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a Participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the Participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Plan Administrator by calling 1-866-270-7788.

Termination of Shares

Shareholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-866-270-7788.

The Plan Administrator does not charge a fee for liquidating your shares; however, a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.

Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Plan Administrator at 1-866-270-7788.

Additional Information

For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact the Plan Administrator at 1-866-270-7788 or visit our website at Virtus.com.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days written notice to participants in the Plan.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF DIRECTORS

The Board of Directors (the “Board”) of Virtus Total Return Fund Inc. (the “Fund”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Virtus Investment Advisers, Inc. (“VIA”) and each of the subadvisory agreements with Newfleet Asset Management, LLC (“Newfleet”), Rampart Investment Management, LLC (“Rampart”) and Duff & Phelps Investment Management Company (each a “Subadviser”, and together “Subadvisers”) (the “Subadvisory Agreements”, and collectively with the Advisory Agreement, the “Agreements”). At an in-person meeting held on September 18, 2018, the Board, including a majority of the Directors who are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Directors”): (a) approved the transfer of subadvisory responsibilities to Rampart for managing the Fund’s options overlay strategy (“PYS”) from Newfleet for the remainder of the term of Newfleet’s Subadvisory Agreement, which, pursuant to Rule 2a-6 under the 1940 Act, did not require a shareholder vote; (b) appointed Rampart to provide investment subadvisory services to manage the Fund’s PYS; and (c) approved Rampart’s Subadvisory Agreement. At an in-person meeting held on November 13, 2018, the Board, including a majority of the Independent Directors, considered and approved the continuation of each Agreement due for renewal, as further discussed below.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and the Subadvisers which, in the Board’s view, constituted information necessary for the Board to evaluate each of the Agreements. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from each of the Subadvisers with respect to the Fund. The Board noted the affiliation of the Subadvisers with VIA and potential conflicts of interest.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. The Board considered all factors that it considered relevant, including those discussed below. The Board did not identify any one factor as all-important or controlling, and each Director attributed different weights to the various factors. The Board also discussed the proposed approval of the Agreements in executive sessions with its independent legal counsel at which no representatives of VIA or the Subadvisers were present.

Nature, Extent and Quality of Services

The Directors received in advance of the meeting various data and information regarding the nature, extent and quality of the services provided under the Agreements, including responses by VIA and the Subadvisers to detailed requests submitted by independent legal counsel to the Independent Directors on their behalf. The Directors also previously had received presentations by VIA’s and each Subadviser’s senior management personnel. The responses to the information requests and the presentations included, among other things, information about the: background, experience and investment philosophy of senior management and investment personnel responsible for managing the Fund; resources, operations and compliance structure of VIA and the Subadvisers; and investment process, investment strategies, personnel, compliance procedures, and overall performance of VIA and the Subadvisers.

In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the Subadvisers, including: (a) VIA’s ability to select and monitor the Subadvisers; (b) VIA’s ability to provide the services necessary to monitor each Subadviser’s compliance with

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF DIRECTORS (Continued)

the Fund’s investment objectives, policies and restrictions, as well as to provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a Subadviser should be replaced and to carry out the required changes. The Directors also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Fund; (e) VIA’s supervision of the Fund’s other service providers; and (f) VIA’s risk management processes. It was noted that an affiliate of VIA serves as administrator to the Fund. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties, as well as information from the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by the Subadvisers, including each Subadviser’s Form ADV, as well as information provided throughout the past year. The Board noted that each Subadviser provided portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and each Subadviser’s management of the Fund must be carried out in accordance with the Fund’s investment objectives, policies and restrictions. The Board considered each Subadviser’s portfolio management services, including: (a) the scope of its operations; (b) its portfolio management capabilities; (c) the breadth and depth of its management, investment and research personnel; and (d) the various support services that it provides to the Fund. The Board considered the investment management process and strategies employed by each Subadviser, and experience and capability of each Subadviser’s management and other personnel committed by each Subadviser to the Fund. The Board also considered: (a) the quality of each Subadviser’s regulatory and legal compliance policies, procedures and systems; and (b) each Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account each Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including the fact that no Subadviser was currently involved in any regulatory actions, investigations or material litigation.

Investment Performance

The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Broadridge Report”) for the Fund prepared by Broadridge Financial Solutions, Inc., an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented the Fund’s performance relative to a peer group of other closed-end funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on the Fund’s performance. The Board noted that it also reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as each Subadviser’s investment strategies. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Fund.

The Board considered that, while the Fund’s performance for the year-to-date and 1-, 3-, and 10-year periods ended June 30, 2018 was below the median of the Performance Universe for

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF DIRECTORS (Continued)

the same periods, the Fund’s performance for 5-year period ended June 30, 2018 was above the median of the Performance Universe for the same period. The Board also considered that, while the Fund underperformed its benchmark for the year-to-date and 1-year periods ended June 30, 2018, the Fund outperformed its benchmark for the 3-, 5- and 10-year periods ended June 30, 2018. The Directors discussed the Fund’s recent underperformance and the reasons therefor among themselves and with management. While the Directors noted the Fund’s positive longer-term performance, both on an absolute basis and relative to its benchmark, they also noted that PYS was a source of considerable underperformance relative to the Fund’s peer group and benchmark, and discussed with management plans for increased management focus on ways to improve the Fund’s performance.

Management Fees and Total Expenses

The Board considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons of the Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”). In comparing the Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also noted that the subadvisory fees were paid by VIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fees. The Directors also considered the fee rates payable by accounts and funds managed by each of the Subadvisers.

In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to the Fund’s fees and expenses. The Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Group.

The Board noted that the Fund’s contractual management fees were equal to the median of the Expense Group, and that the Fund’s actual total expenses were above the median of the Expense Group.

Profitability

The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability of VIA for its management of the Fund, as well as its profits and those of its affiliates for managing and providing other services to the Fund, such as administrative services provided to the Fund by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, including each of the Subadvisers, the Board considered other benefits derived by VIA or its affiliates from their relationship with the Fund. The Board reviewed the methodology used to allocate costs to the Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from the Fund was within a reasonable range in light of the quality of the services rendered to the Fund by VIA and its affiliates, and other factors considered.

In considering the profitability to each Subadviser in connection with its relationship to the Fund, the Board noted that the fees payable under the Subadvisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreement, and not by the Fund. In considering the fees payable by VIA to each of the Subadvisers, the Board noted that, because each Subadviser is an affiliate of VIA, its profitability might be directly or indirectly shared by VIA and,

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF DIRECTORS (Continued)

therefore, the Board considered the profitability of VIA and the Subadvisers together. For each of the above reasons, the Board concluded that the profitability to each of the Subadvisers and their affiliates from their relationship with the Fund was not a material factor in approval of the Subadvisory Agreements.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund’s assets grow, and whether the fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board noted that economies of scale may develop for certain funds as their assets increase and their fixed fund-level expenses decline as a percentage of assets, but that closed-end funds such as the Fund typically do not have the ability to increase substantially their asset base as do open-end funds.

The Board also considered the advisory fee rate in relation to the current asset size of the Fund, and whether any economies of scale exist at that size. The Board concluded that, given the Fund’s closed-end structure, no changes to the Fund’s advisory and subadvisory fee structure were necessary or advisable at this time. The Board agreed that it would be appropriate to monitor this matter in the event that the assets of the Fund were to increase substantially via a secondary or rights offering, capital appreciation, reinvested dividends, the use of leverage or some other means.

Other Factors

The Board considered information regarding potential “fallout” or ancillary benefits that may be realized by VIA, the Subadvisers and their respective affiliates as a result of their relationships with the Fund. The Board noted that an affiliate of VIA provides administrative services to the Fund. The Board noted management’s discussion of the fact that, while each Subadviser is an affiliate of VIA, there are no other direct benefits received by the Subadvisers in providing investment advisory services to the Fund, other than the fee earned under the Subadvisory Agreements.

The Directors concluded that potential “fallout” benefits that VIA and the Subadvisers may receive, such as greater name recognition or increased ability to obtain research and brokerage services, as applicable, may, in some cases, benefit the Fund.

Conclusion

After considering all factors that it considered relevant, the Board, including a majority of the Independent Directors, approved the Agreements with respect to the Fund.

FUND MANAGEMENT TABLES

Information pertaining to the Directors and Officers of the Company as of the date of the issuance of this report is set forth below.

The address of each individual, unless otherwise noted, is c/o Virtus Total Return Fund Inc., One Financial Plaza, Hartford, CT 06103.

Disinterested Directors

Name, Year of Birth, Year Elected, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
Philip R. McLoughlin YOB: 1946 Elected: 2016, Class II Chairman 78 Portfolios	Private investor (since 2010); Director and Chairman (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Director and Chairman (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (58 portfolios).
William R. Moyer YOB: 1944 Elected: 2017, Class II 4 Portfolios	Private investor (since 2004); Financial and Operations Principal (2006-2017), Newcastle Distributors LLC (broker dealer); Director (since 2016), Virtus Global Dividend & Income Fund Inc.; Director (since 2017), Virtus Total Return Fund Inc.; Trustee (2013 to 2016), Virtus Alternative Solutions Trust; Director (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2011), Virtus Global Multi-Sector Income Fund; and Director and Treasurer (since 1986), CT Invention Convention.
James M. Oates YOB: 1946 Elected: 2016, Class I 74 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (8 portfolios); Director (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2011), Virtus Global Multi-Sector Income Fund; Chairman (2005 to 2017) and Trustee (since 2005), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (58 portfolios).
James B. Rogers, Jr. YOB: 1942 Elected: 1986, Class I 4 Portfolios	Director (since 1986), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee/Director (since 2016), Virtus Global Multi-Sector Income Fund and Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2018), Ocean Capital Advisors, Sirius International Insurance Group, Ltd., and Quantum Digital Asset Management Pte. Ltd; Independent Director (since 2017), JSC AgroGard-Finance; Non-Executive Director (since 2016), Crusader Resources Limited; Director (since 2014), First China Financial Network Holdings Limited; Director (since 2014), Phos Agro; Director (since 2012), Spanish Mountain Gold Limited; Director (since 2011), Genagro Services, Ltd.; Director (2013 to 2014), FAB Universal Corp.; Director (since 2009), 2009 Holdings Pte Ltd.; Chairman (since 2007), Beeland Enterprises Inc.; Director (since 2007), Beeland Holdings Pte Ltd.; and Chairman (since 1980), Beeland Interests (Media and Investments).

FUND MANAGEMENT TABLES (Continued)

Name, Year of Birth, Year Elected, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
R. Keith Walton YOB: 1964 Elected: 2004, Class III 4 Portfolios	Vice President (2013 to 2017), Strategy, Arizona State University; Vice President (2011 to 2013), Global Government & Affairs, Alcoa; Senior Managing Director (2010), BSE Management LLC; Principal and Chief Administrative Officer (2007 to 2009), Global Infrastructure Partners; Trustee/Director (since 2016), Virtus Global Multi-Sector Income Fund and Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2004), Virtus Total Return Fund Inc.; Director (since 2013), Virtus Global Dividend & Income Fund Inc.; and Director (since 2006), Blue Crest Capital Management Funds.
Brian T. Zino YOB: 1952 Elected: 2014, Class III 4 Portfolios	Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2014), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee, Bentley University (since 2011); Director (1986 to 2008) and President (1994 to 2008), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

Interested Director

The individual listed below is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
George R. Aylward* Trustee and President YOB: 1964 Elected: 2006, Class II 75 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (one portfolio); Trustee and President (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006), Virtus Mutual Fund Family (58 portfolios); and Director, President and Chief Executive Officer (since 2006), Virtus Global Dividend & Income Fund Inc. and Virtus Total Return Fund Inc.

*

Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

Advisory Board Member

Name, Year of Birth, Year Elected, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
William H. Wright II YOB: 1960 Advisory Member Appointed: 2016	Director (since 1999) and Chairman (since 2010), Josiah Macy Foundation; Director of Mount Sinai Health Systems (since 1999); Managing Director of Morgan Stanley (1982 to 2010); Member of Yale University Council (2001 to 2012); Chairman of the Board of Yale Alumni Fund (2004 to 2006); Director (2013 to 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.

FUND MANAGEMENT TABLES (Continued)

Officers Who Are Not Directors

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Francis G. Waltman YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2011 to 2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2017) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I and Virtus ETF Trust II.

FUND MANAGEMENT TABLES (Continued)

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Patrick Bradley YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
William Renahan YOB: 1969	Vice President, Chief Legal Officer, and Secretary since 2012.	Vice President, Chief Legal Officer, and Secretary of various Virtus-affiliated and Duff & Phelps closed-end funds (since 2012); Secretary (since 2014) and General Counsel (since 2015) of Duff & Phelps Investment Management Co.; and Managing Director, Legg Mason, Inc. and predecessor firms (1999 to 2012).

VIRTUS TOTAL RETURN FUND INC.

101 Munson Street

Greenfield, MA 01301-9668

Board of Directors

George R. Aylward

Philip R. McLoughlin, Chairman

William R. Moyer

James M. Oates

James B. Rogers, Jr.

R. Keith Walton

Brian T. Zino

William H. Wright II, Advisory Member

Officers

George R. Aylward, President and Chief Executive Officer

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer

Nancy J. Engberg, Senior Vice President and Chief Compliance Officer

William Renahan, Vice President, Chief Legal Officer, and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

One Financial Plaza

Hartford, CT 06103

Administrator

Virtus Fund Services, LLC

One Financial Plaza

Hartford, CT 06103

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286-1048

Transfer Agent

Computershare Trust Company NA

P.O. Box 43078

Providence, RI 02940-3078

Fund Counsel

Sullivan & Worcester LLP

1666 K Street, NW

7th Floor

Washington, DC 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Shareholder Services 1-866-270-7788

Website www.Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

For more information about

Virtus Closed-End Funds, please

contact us at 1-866-270-7788

or closedendfunds@virtus. com

or visit Virtus.com.

8523	01-19

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

Brian T. Zino has been determined by the Registrant to possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert”. Mr. Zino is an “independent” director pursuant to paragraph (a)(2) of Item 3, to Form N-CSR.

(a)(3)	Not Applicable.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $24,380 for 2018 and $25,942 for 2017.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $3,781 for 2018 and $6,387 for 2017. Such audit-related fees include out of pocket expenses.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $9,439 for 2018 and $3,200 for 2017.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $0 for 2017.

(e)(1)	All services to be performed for the Registrant by PwC must be pre-approved by the audit committee. All services performed during 2018 and 2017 were pre-approved by the committee.

The Virtus Total Return Fund (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Mr. Brian Zino, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $13,220 for 2018 and $9,587* for 2017.

*	Prior year fees were restated to remove non-audit fees paid by affiliated registrants not requested by the item.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Philip R. McLoughlin, Brian T. Zino, James B. Rogers, James M. Oates, William Moyer and R. Keith Walton.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

POLICY REGARDING PROXY VOTING

The Boards of the Funds1 have adopted this Policy to govern the exercise of stock ownership rights with respect to Fund Portfolio Holdings.

I.	Definitions. As used in this Policy, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to the primary adviser of each registered investment company covered by this policy.

B.	“Board” refers to the Boards of Trustees or Directors of the Funds (collectively, the “Fund”).

C.

“Corporate Governance Matters” refers to changes involving the corporate ownership or structure of an issuer whose securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.

“Delegate” refers to the Adviser or Subadviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by an Adviser or Subadviser to vote proxies on behalf of such delegated entity.

E.	“Management Matters” refers to stock option plans and other management compensation issues.

F.	“Portfolio Holding” refers to any company or entity whose securities are held within the investment portfolio(s) of one or more of the Funds as of the date a proxy is solicited.

G.

“Proxy Contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

H.	“Social Issues” refers to social and environmental issues.

I.	“Subadviser” refers, individually or collectively, to each registered investment adviser that serves as investment subadviser to one or more of the Fund.

J.	“Subadviser Procedures” shall have such meaning as described in Article IV, Section C hereof.

K.	“Takeover” refers to hostile or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

[1]

Funds include Virtus Alternative Solutions Trust, Virtus Asset Trust, Virtus Equity Trust, Virtus Opportunities Trust, Virtus Retirement Trust, Virtus Global Multi-Sector Income Fund, Virtus Variable Insurance Trust, Duff & Phelps Select Energy MLP Fund, Inc., Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.

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II.

General Policy. It is the intention of the Fund to exercise stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interest in voting proxies and address any such conflict of interest in accordance with this Policy.

III.	Factors to consider when voting.

A.	A Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

B.

In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

C.

In analyzing contested elections, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

D.

In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

E.

In analyzing executive compensation proposals and management matters, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.

In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

G.

In analyzing shareholder proposals, the Delegate shall vote on a case-by-case basis taking into consideration such factors as whether implementation of the proposal is likely to enhance or protect shareholder value; whether the issue(s) presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation; if the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal; whether the proposal’s request is unduly

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burdensome or overly prescriptive; whether any increase in disclosure or transparency requested would have a deleterious impact; and whether the company’s current approach to the issue(s) presented are comparative to current industry practice.

IV.	Delegation.

A.

In the absence of a specific direction to the contrary from the Board of the Fund, the Adviser or Sub-adviser that is managing a Fund is responsible for voting proxies for all Portfolio Holdings of such Fund in accordance with this Policy, or for delegating such responsibility as described below.

B.

The Adviser and any Subadviser delegated with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

C.

With regard to each Fund for which there is a duly appointed Subadviser to whom the Adviser has delegated authority to vote proxies for Portfolio Holdings, the Subadviser shall vote proxies for the Portfolio Holdings in accordance with Articles II, III and V of this Policy, provided, however, that the Subadviser may vote proxies in accordance with its own proxy voting policy/procedures (“Subadviser Procedures”) provided that the Adviser must have reviewed the Subadviser Procedures and determined them to be reasonably designed to further the best economic interests of the affected Fund shareholders. The Subadviser will promptly notify the Adviser of any material changes to the Subadviser Procedures. The Adviser will periodically review the votes by the Subadviser for consistency with this Policy.

D.	With regard to each Fund for which there is a duly appointed Subadviser, the Adviser may retain responsibility for voting any and/or all applicable proxies.

V.	Conflicts of Interest.

A.

The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Subadviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstain; (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing Delegate; (v) vote shares in the same proportion as the vote of all other holders of shares of such issuer; or (vi) the Adviser may vote proxies where the subadviser has a direct conflict of interest.

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B.

Each Adviser or Subadviser that is managing a Fund shall promptly notify the Chief Compliance Officer of the Fund (or, in the case of a Subadviser, the Chief Compliance Officer of the Adviser) in the event that any actual or potential conflict of interest is identified, and provide the Adviser’s or Subadviser’s recommendations for protecting the best interests of Fund’s shareholders. No Adviser (or Subadviser) shall waive any conflict of interest or vote any conflicted proxies without the prior approval of the Fund CCO or the Board (or the Executive Committee thereof) pursuant to section C of this Article.

C.

In the event that a determination, authorization or waiver under this Policy is requested at a time other than a regularly scheduled meeting of the Board, the Fund CCO shall be empowered with the power and responsibility to interpret and apply this Policy and provide a report of his or her determination(s), authorization(s) or waiver(s) at the next following meeting of the Board.

VI.	Miscellaneous.

A.

A copy of the current Policy Regarding Proxy Voting and the voting records for each Fund (Form N-PX) shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website. The Fund shall provide a copy of its most recent Form N-PX filing to any shareholder within three business days of receipt of such request.

B.

The Fund CCO shall present a report of any material deviations from this Policy at the next regularly scheduled meeting of the Board and shall provide such other reports as the Board may request from time to time. Each Adviser and/or Subadviser shall provide to the Fund a record of its effectuation of proxy voting pursuant to this Policy at such times and in such format or medium as the Fund shall reasonably request. Each Adviser and each affected Subadviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rules 204-2 and 206(4)-6 under the Investment Advisers Act of 1940 (the “1940 Act”), as amended. Each Adviser and/or Subadviser shall gather, collate and present information relating to the proxy voting activities of itself and/or its Delegate(s) in such format and medium as the Fund shall request in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act.

C.

Each Adviser and/or each affected Subadviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and for providing records to the Fund in appropriate detail and format to facilitate its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act

D.

Each Adviser or Subadviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser or Subadviser, as the case may be. In performing its duties hereunder, the Adviser or Subadviser, or any duly authorized committee, may engage the services of a research and/or voting adviser or agent, the cost of which shall be borne by such entity.

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Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

The Fund’s sub-advisers are Duff & Phelps Investment Management Co (“Duff & Phelps”) and Newfleet Asset Management, LLC. The names, titles and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”) and each Portfolio Manager’s business experience during the past 5 years as of the date of filing of this report:

Duff & Phelps Investment Management Co. Portfolio Management Team

Connie M. Luecke

Ms. Luecke has been a Senior Managing Director since 2014 and Senior Vice President of Duff & Phelps since January 1998. Currently, she is a Portfolio Manager for the Virtus Duff & Phelps Global Infrastructure Fund and Vice President and Chief Investment Officer for the DNP Select Income Fund Inc. She was a Managing Director of Duff & Phelps from 1996-1998. From 1992-1995, Ms. Luecke was employed by Duff & Phelps Investment Research Co., where she served as a Managing Director (1995), a Vice President (1994), an Assistant Vice President (1993) and an Analyst (1992).

Newfleet Asset Management, LLC

David L. Albrycht, CFA

David Albrycht is president and chief investment officer of Newfleet Asset Management, an investment management affiliate of Virtus Investment Partners. Prior to joining Newfleet in 2011, Mr. Albrycht was executive managing director and senior portfolio manager with Goodwin Capital Advisers, a former affiliate of The Phoenix Companies, Inc. which was the former parent company of Virtus.

Mr. Albrycht is the senior portfolio manager of several multi-sector fixed income strategies, some dating back to the early 1990s. In his role as CIO, Mr. Albrycht drives top-down strategy for Newfleet’s investment platform, which includes multi-sector and dedicated sector strategies for high yield, bank loans, flexible credit, and distressed debt. In addition to managing mutual funds and variable investment options in these strategies, Mr. Albrycht is co-manager of three closed-end funds and three exchange traded funds, as well as two offshore funds. Additionally, Mr. Albrycht is responsible for the structuring and management of Newfleet’s CLO platform. Mr. Albrycht earned a B.A., cum laude, from Central Connecticut State University and an M.B.A., with honors, from the University of Connecticut.He has been working in the investment industry since 1985.

Benjamin Caron, CFA

Ben Caron is a senior managing director and portfolio manager at Newfleet Asset Management, an investment management affiliate of Virtus Investment Partners. Mr. Caron assists the senior portfolio manager in the management of several Virtus mutual funds, including the Virtus Multi-Sector Short Term Bond Fund, Virtus Multi-Sector Fixed Income Fund, Virtus Senior Floating Rate Fund, Virtus Tactical Allocation Fund, and Virtus High Yield Fund. He assists in the management of two fixed income variable insurance trust Series and he is a named co-portfolio manager of the Virtus Global Multi-Sector Income Fund (NYSE: VGI), a closed-end fund. Prior to joining Newfleet in 2011, Mr. Caron was on the fixed income team at Goodwin Capital Advisers, an investment management company that was previously a subsidiary of Virtus. He joined Goodwin Capital in 2002 as a client service associate for the institutional markets group focusing on institutional fixed income clients. Earlier in his career, he was with Fidelity Investments, where he was responsible for client management and sales in the managed account group. Mr. Caron earned a B.A. from Syracuse University and an M.B.A. from Suffolk University. He has been working in the investment industry since 1996.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the Fund and/or such other accounts. The Board of Trustees has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each Adviser is required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of any Fund and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of November 30, 2018, regarding any other accounts managed by the portfolio managers and portfolio management team members for the Fund. As noted in the table, the portfolio managers managing the Funds may also manage or be members of management teams for other mutual funds within the Virtus Mutual Fund complex or other similar accounts.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance (in millions)
Connie Luecke	Registered Investment Companies:	2	3,682	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0
David L. Albrycht	Registered Investment Companies:	19	9,618	2	238
	Other Pooled Investment Vehicles:	2	80	0	0
	Other Accounts:	0	0	0	0

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Virtus, along with its affiliated investment management firms, including Duff & Phelps, Newfleet, and Kayne (collectively, “Virtus”), is committed to attracting and retaining the highest caliber employees and investment talent. The company’s compensation and benefits program is comprehensive and designed to reward performance and commitment to our shareholders. Virtus personnel receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus corporate board approval, and opportunities to defer their compensation and reduce tax implications.

Following is a more detailed description of Virtus’ compensation structure.

•

Base Salary – Each individual is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management uses independent, third-party compensation surveys of the investment industry to evaluate competitive market compensation for its employees.

•

Incentive Bonus – Incentive bonus pools for non-investment personnel are generally based upon overall Virtus profitability. Annual incentive payments for investment personnel are based on targeted compensation levels, adjusted for profitability and investment performance factors, and a subjective assessment of contribution to the team effort. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. For compensation purposes, a fund’s performance is generally measured over one-, three-, and five-year periods and an individual manager’s participation is based on the performance of each fund/account managed. The short-term incentive payment is generally paid in cash, but a portion may be payable in Virtus RSUs.

•	Other Benefits – Employees are also eligible to participate in broad-based plans offered by Virtus, including 401(k), health, and other employee benefit plans.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. We believe we have appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance. The Fund Chief Compliance Officer reports any “Whistle Blower” complaints involving the Funds to the Audit Committee(s) of the applicable Fund Board(s) on a quarterly basis. As both the Virtus and the Fund Procedures prohibit inappropriate retaliation against employees, there are no current plans to amend these Procedures.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year ended November 30, 2018, beneficial ownership of shares of the Fund by Ms. Luecke and Messrs. Smith and Albrycht are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
Connie Luecke	$500,001 – $1,000,000
David L. Albrycht	$0

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
June 2018	0	$0	0	1,473,841
July 2018	0	$0	0	1,473,841
August 2018	0	$0	0	1,473,841
September 2018	0	$0	0	1,473,841
October 2018	0	$0	0	1,473,841
November 2018	0	$0	0	1,473,841

Total	0	$0	0	1,473,841

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced 3/13/12 and expanded 9/9/12 and 2/10/14

b.	The dollar amount (or share or unit amount) approved 4,392,838 shares

c.	The expiration date (if any) of each plan or program - None

d.	Each plan or program that has expired during the period covered by the table - None

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. None

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

Copies of the Registrant’s notices to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid from June 1, 2018 through November 30, 2018 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on November 17, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Total Return Fund Inc.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	2/08/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	2/08/2019

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer, and Treasurer
(principal financial officer)

Date	2/08/2019

*	Print the name and title of each signing officer under his or her signature.